UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

Rebecca A. Paulzine

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5168

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.	Report to Stockholders

Thrivent Investment Management®

Annual Report
December 31, 2010

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Table of Contents

Letter from the President	2

Portfolio Perspectives

Thrivent Real Estate Securities Fund	4
Thrivent Equity Income Plus Fund	6
Thrivent Diversified Income Plus Fund	8

Shareholder Expense Example	10

Report of Independent Registered Public Accounting Firm	11

Schedules of Investments

Thrivent Real Estate Securities Fund	12
Thrivent Equity Income Plus Fund	15
Thrivent Diversified Income Plus Fund	21

Statement of Assets and Liabilities	30

Statement of Operations	31

Statement of Changes in Net Assets	32

Notes to Financial Statements	34

Financial Highlights	44

Board of Trustees and Officers	50

Dear Shareholder:

A brief review of the economy

The 12-month period ended December 31, 2010, was productive for investors as the nation’s financial markets and economy continued to recover from a deep recession and ensuing investment sell off in 2008 and 2009.

The U.S. economy grew slowly during the year but posted positive growth nonetheless. Gross domestic product (GDP) growth was measured at a 3.7% annual rate during the first quarter of 2010, then fell to a 1.7% rate for the second quarter, strengthening to a 2.6% annual rate for the third quarter.1 The pace of GDP growth in the fourth quarter fell to a 2.2% annual rate, according to a board of 43 professional forecasters surveyed by the Federal Reserve Bank of Philadelphia.

While this level of growth is far from the robust economic recovery required to generate the myriad of new jobs needed, it shows strong improvement since mid-2009.

The U.S. employment picture continues to be the major area of concern and the slowest part of the economy to recover. The monthly U.S. nonfarm payrolls report, which indicates the health of the nation’s employment, has been mixed in recent months. In 2009, nearly all of the monthly reports showed a net decrease in jobs, while 2010 saw slight improvement. Through the end of 2010, the economy added 1.124 million jobs—certainly an improvement over 2009, but still many fewer than the 200,000 or 300,000 jobs per month required to loosen a national unemployment rate stuck above 9.5% for most of the year.

Inflation continued to be muted, with the December 2010 Consumer Price Index registering a 1.5% year-over-year increase.1 With inflation largely in check, the Federal Reserve Open Market Committee may feel more comfortable leaving the benchmark federal funds target interest rate unchanged at its current 0.25%. The consensus appears to be that we have enough inflation to provide evidence that the overall economy is growing, albeit weakly, but not so little that we risk deflation.

That said, low inflation and a low interest rate environment can be viewed as a double-edged sword. Low interest rates make borrowing money, funding business plans and servicing debt less costly and can lead to greater economic growth. The flip side, unfortunately, is that conservative investors and savers get little in exchange for placing assets in bank accounts, money markets and fixed-rate products.

A brief review of the markets

Stock prices posted strong returns to close out 2009, and opened 2010 in much the same way before falling back in May and June due to concerns over faltering U.S. economic data and debt worries in the European Union. The rally resumed toward late summer as another round of strong corporate profit reports, teamed with improved economic news, generally propelled stocks forward through the end of the year.

As is typical of a strong market, the most aggressive investment types generally performed best. Small-company stocks, as measured by the Russell 2000® Index, recorded a 26.85% total return. Their large-company cousins, as measured by the S&P 500 Index, posted a 15.06% total return. Large-company stocks typically trail the more nimble small-cap stocks in sharp market rallies and tend to outperform in more modest market conditions later in economic recoveries. The value and growth styles of investing varied somewhat over the period as investor interest in growth sectors—such as information technology and consumer discretionary—led to larger gains as measured by the Russell 1000® Growth Index, which returned 16.71%. Weighed down in part by uncertainty over the prospects for banks and other financial companies, the value style underperformed as illustrated by the Russell 1000® Value Index’s total return of 15.51%.

Overseas equities posted weaker returns than their domestic counterparts over concerns about the financial health and ongoing debt issues of several European Union countries and weaker economic conditions in Europe. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, a common benchmark for large, higher-quality international company stocks, posted an 8.21% total return. Holding true to higher-risk financial assets performing better, the MSCI Emerging Markets Index recorded a robust 19.20% total return. Emerging Markets Index stocks benefited from strong retail demand for the securities. Also, many of these emerging market countries are simply growing faster than our more mature economy, and may offer greater prospects along with greater potential risks.

Most sectors of the U.S. bond market posted solid results during 2010, with the riskiest sectors—such as commercial- and nonagency-backed mortgage securities and high-yield bonds—generating the best returns. The recovery extended through most of the year, but in May, Europe’s debt crisis and high U.S. unemployment renewed concerns about growth and pushed Treasury yields to historic lows.

Outlook

We think that much of the rally in stocks and higher-risk bonds is behind us, and that returns going forward will be more muted.

We see economic conditions continuing to improve, but at a relatively slow pace. With economic growth in the 2% to 3% range, it may be difficult to see major improvements in the employment picture. That said, we think the current fundamental underpinnings are stronger than they were a year ago, and that’s one thing for which to be thankful.

Though improvement in the economy has been slow, economic data has shown recent signs of strengthening. In October, the Institute for Supply Management reported that its Manufacturing Index improved at a level above expectations. Additionally, some leading indicators data showed marked improvement in new orders, while existing inventories dropped. The service industry, which accounts for close to 70% of the U.S. economy, also has shown signs of improvement. In our opinion, this kind of evidence supports a pickup in both the manufacturing and service sides of our economy and could spell new jobs if the improvements take a more lasting hold.

The Federal Reserve appears to be willing to actively foster more economic growth. Its second round of quantitative easing, or QE2, was designed to improve consumer and business confidence. While I am not entirely sure of the necessity of such a program, the Fed’s commitment to growth could prove a positive for many asset classes and investment types, at least for the near term.

Despite the Fed’s easing programs, we expect interest rates to stay in their current range or move modestly higher through the first half of 2011. Longer term, we are concerned about the risk of rising interest rates, which would negatively impact bond portfolios with longer average durations more than those with a shorter duration.

In conclusion

Moving into a new year is a great time to get your financial house in order. As you do this, it’s important to remember that stock investments should be viewed with a longer time frame. They can provide growth prospects for the long haul while adding a hedge against inflation versus bonds and other fixed-rate investments. Most investors need a meaningful allocation to stocks in their portfolio to generate the growth that today’s retirees require to not outlive their savings. But you have to be comfortable with the amount of risk in your portfolio.

If fear of the stock market or fear of not having enough growth in your retirement portfolio keeps you up at night, it’s time to sit down with your Thrivent Financial representative. He or she can help you build a personal strategy that seeks to balance your appetite for risk with the goals you have for your money. Your financial representative has access to many tools and product solutions that may help. Let us know if we can help in any way, and thank you for continuing to put your trust with us.

Sincerely,

Russell W. Swansen
President and Chief Investment Officer Thrivent Mutual Funds

[1]	U.S. Department of Commerce, Bureau of Economic Analysis

Thrivent Real Estate Securities Fund

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Fund seeks to provide long-term growth of capital and high current income.

The Fund is subject to risks arising from the fact that it invests, under normal circumstances, at least 80% of its total assets in securities of companies that are primarily engaged in the real estate industry. Portfolio security prices are influenced by the underlying value of properties owned by the issuer, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of Portfolio performance are the views of this particular Portfolio’s management team.

How did the Fund perform during the 12-month period ended December 31, 2010?

Thrivent Real Estate Securities Fund earned a return of 27.15%, compared to the median return of its peer group, the Lipper U.S. Real Estate category, of 27.44%. The Fund’s market benchmark, the FTSE NAREIT All Equity REITs Index, earned a return of 27.95%.

What factors affected the Fund’s performance?

Though the Fund slightly underperformed the index, real estate investment trust (REIT) stocks generally performed well during 2010, benefiting from the demand for equities with attractive current dividend yields, as a result of historically low interest rates. Another factor that helped performance was an improvement in the capital markets, which allowed REITs to refinance their debt maturities at favorably low interest rates. Most importantly, occupancy rates improved for certain property types, specifically lodging properties and apartments, which allowed owners to increase rental rates as a result of improving demand.

Investment demand for high-quality institutional real estate was strong in 2010, which supported an increase in transaction activity at higher valuation levels than expected when the year began. The significant deterioration in commercial real estate and widespread mortgage defaults that were expected in 2010 did not materialize, primarily because of lenders’ willingness to restructure or extend loan maturities.

The best-performing sectors in the Fund were apartments, lodging and regional malls. The Fund’s largest positive contributors to performance were: Equity Residential, which acquires, develops and manages apartment complexes throughout the United States; Simon Property Group, which develops, owns and manages regional malls, outlet centers and community shopping centers (domestically and abroad); and Host Hotels & Resorts, which owns upscale and luxury full-service hotels throughout the United States, Europe and Asia.

What is your outlook?

The U.S. economy appears to have stabilized and should continue to expand in 2011, though the pace of economic recovery is likely to be slower than historical recoveries. As a result, the commercial real estate market is likely to experience a gradual recovery. Occupancy rates are low by historical standards, particularly for office and industrial properties. The apartment sector is an exception, with healthy occupancy rates in the mid-90% range in most

U.S. metropolitan markets. New construction within commercial real estate has been exceptionally low for several years. We believe this is a result of the weak economy, and represents a necessary condition for an eventual improvement in occupancy and rental rates.

The Fund has exposure to companies within each property sector and in mid- and small-capitalization REITs that we believe offer attractive relative value and long-term growth characteristics. We believe 2010’s improvement in commercial real estate will continue, and we have positioned the Fund to benefit from anticipated trends.

Portfolio Facts

As of December 31, 2010

	Class A	Institutional Class
Ticker	TREFX	TREIX
Transfer Agent ID	069	469
Net Assets	$14,797,848	$95,428,202
NAV	$9.66	$9.66
NAV - High†	11/5/2010 - $9.96	11/5/2010 - $9.96
NAV - Low†	2/9/2010 - $7.17	2/9/2010 - $7.17
Number of Holdings: 115

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

Class A2	1-Year	5 Years	From Inception 6/30/2005
without sales charge	27.15%	2.76%	3.58%
with sales charge	20.21%	1.60%	2.52%

Institutional Class[3]	1-Year	5 Years	From Inception 6/30/2005
Net Asset Value	27.38%	3.10%	3.93%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the FTSE NAREIT All Equity REITs Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The FTSE NAREIT All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Thrivent Equity Income Plus Fund
David R. Spangler, CFA and Kevin R. Brimmer, FSA, Portfolio Co-Managers
The Fund seeks income plus long-term capital growth.

The Fund may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Fund may also sell covered options on any securities in which the Fund invests. Successful use of this strategy can augment Portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of Portfolio performance are the views of this particular Portfolio’s management team.

How did the Fund perform during the 12-month period ended December 31, 2010?

Thrivent Equity Income Plus Fund earned a return of 15.83%, compared with the median return of its peer group, the Lipper Equity Income category, of 14.93%. The Fund’s market benchmark, the S&P 500 Index, earned a return of 15.06%.

What factors affected the Fund’s performance?

Contributing to the Fund’s performance was an overall positioning in high-quality firms exhibiting strong operating performance and an ability to pay and grow dividends. At the security and sector levels, security selection was the major contributor to outperformance, with additional benefit coming from sector allocations. Stock selection was strong in several key areas, including: health care, financials, industrials, telecommunication services and consumer discretionary. Security selection underperformed in the utilities and information technology sectors. Sector allocation was strong in health care and information technology due to the Fund’s underweighting to those underperforming sectors, while the Fund’s allocation to the materials sector provided a positive contribution due to the Fund’s overweighing to this outperforming sector.

The Fund’s buy-write options strategy added value by generating premiums and moderating volatility. Additionally, the Fund’s allocations to international securities through ADRs (American depositary receipts) and domestic and international REITs (real estate investment trusts) outperformed their respective benchmarks and the S&P 500 overall. However, the Fund’s exposure to preferred stocks underperformed the S&P 500 Index, thus detracting from the Fund’s overall relative performance.

What is your outlook?

We approach 2011 with cautious optimism. The Fund continues a more conservative approach to dividend equity, including an emphasis on dividend coverage, improving operating performance, quality balance sheets and attractive valuations. If the economy continues to improve, we will continue to consider investing in mid-

and small-cap stocks relative to large-cap stocks if there are attractive opportunities. At the sector level, the Fund may continue overweighting in pro-cyclical sectors such as consumer discretionary and materials, while underweighting in counter-cyclical sectors such as consumer staples and health care.

Portfolio Facts

As of December 31, 2010

	Class A	Institutional Class
Ticker	TEIAX	TEIIX
Transfer Agent ID	033	050
Net Assets	$11,711,183	$29,942,719
NAV	$9.08	$9.08
NAV - High†	12/29/2010 -$9.14	12/29/2010 - $9.16
NAV - Low†	7/2/2010 -$7.45	7/2/2010 - $7.46
Number of Holdings: 321

†	For the year ended December 31, 2010

Average Annual Total Returns1

As of December 31, 2010

Class A2	1-Year	From Inception 2/29/2008
without sales charge	15.83%	-1.31%
with sales charge	9.52%	-3.25%

Institutional Class[3]	1-Year	From Inception 2/29/2008
Net Asset Value	16.23%	-1.00%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Class A performance with sales charge reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and the S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Diversified Income Plus Fund Mark L. Simenstad, CFA, Paul J. Ocenasek, CFA, Kevin R. Brimmer, FSA and David R. Spangler, CFA, Portfolio Co- Managers

Thrivent Diversified Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Equity securities include securities of REITs, which are subject to the risk that changes in real estate values or economic downturns can have a negative effect on issuers in the real estate industry. These and other risks are described in the Fund’s prospectus. Views expressed in this discussion of Portfolio performance are the views of this particular Portfolio’s management team.

How did the Fund perform during the 12-month period ended December 31, 2010?

Thrivent Diversified Income Plus Fund earned a total return of 15.24%. This compares with the Fund’s market benchmarks, the S&P 500 Dividend Aristocrats Index and the Barclays Capital U.S. Aggregate Bond Index, which returned 19.35% and 6.54%, respectively.

What factors affected the Fund’s performance?

Riskier sectors of the fixed-income markets provided the best returns, and stocks outperformed bonds by a large margin. The Fund’s fixed-income and equities portions outperformed their respective benchmark indexes due to heavier portfolio weightings and good securities selection in risk assets.

The Fund’s allocation to nonagency mortgage-backed securities, for example, benefited our relative performance considerably. These assets generally returned 20% to 25% during the year.

Our high-yield bonds also performed very well as they typically track the U.S. stock market which reached a two-year high during 2010. On the equities side, our selection of real estate investment trusts (REITs) did quite well, as the sector outperformed most other stock sectors.

What is your outlook?

The pace of U.S. economic growth improved by the end of 2010. However, we still expect the current recovery to lag previous economic recoveries. We expect job growth to be disappointing and the unemployment rate to remain uncomfortably high.

We expect interest rates to remain at current levels or move modestly higher through the first half of 2011. Longer term, we are concerned about the risk of rising interest rates.

We think much of the rally in “spread sector” bonds may be behind us, but these assets may still offer value versus low-yielding Treasuries and cash alternatives. This should bode well for the Fund, given its highly diversified composition and pursuit of attractive, steady income.

Portfolio Facts

As of December 31, 2010

	Class A	Institutional Class
Ticker	AAHYX	THYFX
Transfer Agent ID	025	095
Net Assets	$171,484,747	$7,722,003
NAV	$6.39	$6.36
NAV - High†	12/29/2010 - $6.43	12/29/2010 -$6.41
NAV - Low†	6/7/2010 -$5.79	6/7/2010 -$5.77
Number of Holdings: 243

†	For the year ended December 31, 2010

Average Annual Total Returns1,2

As of December 31, 2010

Class A3	1-Year	5 Years	10 Years
without sales charge	15.24%	5.38%	6.16%
with sales charge	10.14%	4.42%	5.68%

Institutional Class[4]	1-Year	5 Years	10 Years
Net Asset Value	15.57%	5.79%	6.56%

1	Past performance is not an indication of future results. Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.
2	Prior to July 3, 2006, the Fund invested primarily in junk bonds.
3	Class A performance with sales charge reflects the maximum sales charge of 4.5%.
4	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.
*	As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the S&P 500 Dividend Aristocrats Index, the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the S&P and Barclays Capital Indexes, any charges you would pay would reduce your total return as well.
**	The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 Index that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The Index has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in each Index. The performance of each Index does not reflect deductions for fees, expenses or taxes.
***	The Barclays Capital U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund, you incur, depending on the fund and share class, two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 may be charged to Class A shareholder accounts if the value falls below the stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2010	Ending Account Value 12/31/2010	Expenses Paid During Period 7/1/2010- 12/31/2010*	Annualized Expense Ratio
Thrivent Real Estate Securities Fund
Actual
Class A	$1,000	$1,207	$7.23	1.30%
Institutional Class	$1,000	$1,209	$5.27	0.95%
Hypothetical**
Class A	$1,000	$1,019	$6.61	1.30%
Institutional Class	$1,000	$1,020	$4.82	0.95%
Thrivent Equity Income Plus Fund
Actual
Class A	$1,000	$1,220	$6.40	1.14%
Institutional Class	$1,000	$1,222	$4.44	0.79%
Hypothetical**
Class A	$1,000	$1,019	$5.82	1.14%
Institutional Class	$1,000	$1,021	$4.04	0.79%
Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$1,131	$5.96	1.11%
Institutional Class	$1,000	$1,132	$4.17	0.78%
Hypothetical**
Class A	$1,000	$1,020	$5.65	1.11%
Institutional Class	$1,000	$1,021	$3.95	0.78%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Real Estate Securities Fund, Thrivent Diversified Income Plus Fund and Thrivent Equity Income Plus Fund, (hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 17, 2011

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Real Estate Securities Fund

Schedule of Investments as of December 31, 2010

Shares	Common Stock (99.2%)	Value
Diversified Real Estate Activities (0.1%)
5,000	Brookfield Asset Management, Inc.	$166,450

	Total Diversified Real Estate Activities	166,450

Diversified REITS (6.7%)
14,548	Colonial Properties Trust	262,591
3,340	Coresite Realty Corporation	45,558
53	Cousins Properties, Inc.	442
2,890	Excel Trust, Inc.	34,969
36,638	Liberty Property Trust[a]	1,169,485
5,700	PS Business Parks, Inc.	317,604
5,781	Retail Opportunity Investments Corporation	57,290
61,747	Vornado Realty Trust	5,145,377
11,380	Washington Real Estate Investment Trust	352,666

	Total Diversified REITS	7,385,982

Financials (0.1%)
7,500	Cohen & Steers Quality Income Realty Fund, Inc.	64,875
8,400	Dynex Capital, Inc.	91,728

	Total Financials	156,603

Hotels, Resorts & Cruise Lines (1.0%)
3,800	Gaylord Entertainment Company[a,b]	136,572
4,000	Marriott International, Inc.	166,160
11,679	Starwood Hotels & Resorts Worldwide, Inc.	709,850
2,000	Wyndham Worldwide Corporation	59,920

	Total Hotels, Resorts & Cruise Lines	1,072,502

Industrial REITS (5.1%)
55,493	AMB Property Corporation	1,759,683
78,882	DCT Industrial Trust, Inc.	418,863
18,825	DuPont Fabros Technology, Inc.[a]	400,408
9,500	EastGroup Properties, Inc.	402,040
6,000	First Industrial Realty Trust, Inc.[b]	52,560
15,350	First Potomac Realty Trust	258,187
163,880	ProLogis	2,366,427

	Total Industrial REITS	5,658,168

Mortgage REITS (1.1%)
42,700	Cypress Sharpridge Investments, Inc.	551,257
17,687	Invesco Mortgage Capital, Inc.	386,284
5,500	Starwood Property Trust, Inc.	118,140
16,750	Two Harbors Investment Corporation	163,983

	Total Mortgage REITS	1,219,664

Office REITS (16.0%)
21,100	Alexandria Real Estate Equities, Inc.	1,545,786
49,903	BioMed Realty Trust, Inc.	930,691
55,000	Boston Properties, Inc.	4,735,500
50,646	Brandywine Realty Trust	590,026
8,060	CommonWealth REIT	205,611
20,845	Corporate Office Properties Trust	728,533
42,825	Digital Realty Trust, Inc.[a]	2,207,200
46,793	Douglas Emmett, Inc.	776,764
66,400	Duke Realty Corporation	827,344
6,250	Government Properties Income Trust	167,438
23,431	Highwoods Properties, Inc.	746,277
22,970	Kilroy Realty Corporation	837,716
15,050	Lexington Realty Trust	119,647
28,825	Mack-Cali Realty Corporation	952,955
8,100	Piedmont Office Realty Trust, Inc.[a]	163,134
30,942	SL Green Realty Corporation	2,088,894

	Total Office REITS	17,623,516

Real Estate Operating Companies (0.9%)
34,800	Brookfield Properties Corporation	610,044
21,839	Forest City Enterprises, Inc.[b]	364,493

	Total Real Estate Operating Companies	974,537

Residential REITS (18.0%)
30,798	American Campus Communities, Inc.	978,145
44,849	Apartment Investment & Management Company	1,158,898
12,652	Associated Estates Realty Corporation	193,449
30,653	AvalonBay Communities, Inc.	3,449,995
18,000	BRE Properties, Inc.	783,000
28,840	Camden Property Trust	1,556,783
20,000	Campus Crest Communities, Inc.	280,400
12,350	Education Realty Trust, Inc.	95,960
16,640	Equity Lifestyle Properties, Inc.	930,675
101,595	Equity Residential	5,277,860
15,800	Essex Property Trust, Inc.	1,804,676
12,100	Home Properties, Inc.[a]	671,429
10,788	Mid-America Apartment Communities, Inc.	684,930
15,588	Post Properties, Inc.	565,844
2,000	Sun Communities, Inc.	66,620
55,013	UDR, Inc.	1,293,906

	Total Residential REITS	19,792,570

Retail REITS (24.9%)
18,176	Acadia Realty Trust	331,530
47,618	CBL & Associates Properties, Inc.	833,315
66,995	Developers Diversified Realty Corporation	943,960
11,619	Equity One, Inc.[a]	211,233
27,780	Federal Realty Investment Trust	2,164,895
124,300	General Growth Properties, Inc.	1,924,164
20,731	Glimcher Realty Trust	174,140
15,000	Inland Real Estate Corporation	132,000
112,967	Kimco Realty Corporation	2,037,925
20,551	Kite Realty Group Trust	111,181
46,639	Macerich Company	2,209,290
28,000	National Retail Properties, Inc.[a]	742,000
7,100	Pennsylvania Real Estate Investment Trust	103,163
13,814	Ramco-Gershenson Properties Trust	171,984
9,675	Realty Income Corporation[a]	330,885
41,900	Regency Centers Corporation	1,769,856

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Fund

Schedule of Investments as of December 31, 2010

Shares	Common Stock (99.2%)	Value
Retail REITS (24.9%) - continued
2,900	Saul Centers, Inc.	$137,315
105,726	Simon Property Group, Inc.	10,518,680
15,749	Tanger Factory Outlet Centers, Inc.	806,191
21,700	Taubman Centers, Inc.	1,095,416
30,200	Weingarten Realty Investors[a]	717,552

	Total Retail REITS	27,466,675

Specialized REITS (25.3%)
21,640	Ashford Hospitality Trust[b]	208,826
400	Chatham Lodging Trust	6,900
6,300	Chesapeake Lodging Trust	118,503
14,350	Cogdell Spencer, Inc.	83,230
45,152	DiamondRock Hospitality Company[b]	541,824
15,390	Entertainment Properties Trust	711,788
36,655	Extra Space Storage, Inc.	637,797
16,450	FelCor Lodging Trust, Inc.[b]	115,808
102,221	Health Care Property Investors, Inc.	3,760,711
45,826	Health Care REIT, Inc.	2,183,151
17,500	Healthcare Realty Trust, Inc.	370,475
50,650	Hersha Hospitality Trust	334,290
26,048	Hospitality Properties Trust	600,146
236,696	Host Hotels & Resorts, Inc.	4,229,758
24,900	LaSalle Hotel Properties	657,360
20,787	Medical Properties Trust, Inc.	225,123
43,775	Nationwide Health Properties, Inc.	1,592,535
24,530	Omega Healthcare Investors, Inc.	550,453
6,614	Pebblebrook Hotel Trust	134,396
15,902	Plum Creek Timber Company, Inc.[a]	595,530
50,110	Public Storage, Inc.	5,082,156
8,300	Rayonier, Inc. REIT	435,916
3,200	Sabra Healthcare REIT, Inc.	58,880
39,894	Senior Housing Property Trust	875,274
3,300	Sovran Self Storage, Inc.	121,473
23,350	Strategic Hotel Capital, Inc.[b]	123,521
36,865	Sunstone Hotel Investors, Inc.[b]	380,815
23,225	U-Store-It Trust	221,334
55,241	Ventas, Inc.	2,899,048

	Total Specialized REITS	27,857,021

	Total Common Stock (cost $101,566,620)	109,373,688

Principal Amount	Long-Term Fixed Income (0.1%)
Collateralized Mortgage Obligations (0.1%)
	Countrywide Home Loans, Inc.
18,518	4.241%, 3/20/2036	18,337
	Deutsche Alt-A Securities, Inc.
37,759	5.888%, 6/25/2036	34,874
	Impac Secured Assets Corporation
$55,495	0.371%, 2/25/2037[c]	28,976

	Total Collateralized Mortgage Obligations	82,187

	Total Long-Term Fixed Income (cost $107,831)	82,187

Shares	Collateral Held for Securities Loaned (5.9%)
6,496,750	Thrivent Financial Securities Lending Trust	6,496,750

	Total Collateral Held for Securities Loaned (cost $6,496,750)	6,496,750

	Total Investments (cost $108,171,201) 105.2%	$115,952,625

	Other Assets and Liabilities, Net (5.2%)	(5,726,575)

	Total Net Assets 100.0%	$110,226,050

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,058,709
Gross unrealized depreciation	(6,733,354)

Net unrealized appreciation (depreciation)	$4,325,355

Cost for federal income tax purposes	$111,627,270

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Fund

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Real Estate Securities Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Diversified Real Estate Activities	166,450	166,450	—	—
Diversified REITS	7,385,982	7,385,982	—	—
Financials	156,603	156,603	—	—
Hotels, Resorts & Cruise Lines	1,072,502	1,072,502	—	—
Industrial REITS	5,658,168	5,658,168	—	—
Mortgage REITS	1,219,664	1,219,664	—	—
Office REITS	17,623,516	17,623,516	—	—
Real Estate Operating Companies	974,537	974,537	—	—
Residential REITS	19,792,570	19,792,570	—	—
Retail REITS	27,466,675	27,466,675	—	—
Specialized REITS	27,857,021	27,857,021	—	—
Long-Term Fixed Income
Collateralized Mortgage Obligations	82,187	—	82,187	—
Collateral Held for Securities Loaned	6,496,750	6,496,750	—	—

Total	$115,952,625	$115,870,438	$82,187	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Fund, is as follows:

Fund	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
Thrivent Financial Securities Lending Trust	$—	$50,242,874	$43,746,124	6,496,750	$6,496,750	$10,969
Total Value and Income Earned	—				6,496,750	10,969

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of December 31, 2010

Shares	Common Stock (80.9%)	Value
Consumer Discretionary (9.1%)
2,000	Advance Auto Parts, Inc.	$132,300
1,800	Autoliv, Inc.	142,092
6,000	Brinker International, Inc.[a]	125,280
2,700	Coach, Inc.	149,337
2,700	Darden Restaurants, Inc.	125,388
2,600	Family Dollar Stores, Inc.	129,246
2,300	Genuine Parts Company	118,082
2,900	Guess ?, Inc.	137,228
2,600	Hasbro, Inc.	122,668
5,400	Hillenbrand, Inc.	112,374
3,500	Home Depot, Inc.	122,710
1,000	Honda Motor Company, Ltd. ADR	39,500
4,300	Limited Brands, Inc.	132,139
800	Magna International, Inc.	41,600
3,100	Marriott International, Inc.	128,774
2,800	McDonald’s Corporation	214,928
3,000	McGraw-Hill Companies, Inc.	109,230
1,400	NIKE, Inc.	119,588
1,900	Pearson plc ADR	30,191
3,300	PetSmart, Inc.	131,406
1,800	Polaris Industries, Inc.	140,436
2,500	Scripps Networks Interactive	129,375
1,500	Sherwin-Williams Company	125,625
3,200	Sotheby’s Holdings, Inc.	144,000
4,500	Starbucks Corporation	144,585
300	Starwood Hotels & Resorts Worldwide, Inc.	18,234
1,000	Toyota Motor Corporation ADR	78,630
3,000	Tractor Supply Company	145,470
1,300	VF Corporation	112,034
3,600	Williams-Sonoma, Inc.	128,484
4,000	Wolverine World Wide, Inc.	127,520
2,500	Yum! Brands, Inc.	122,625

	Total Consumer Discretionary	3,781,079

Consumer Staples (8.4%)
6,600	Archer-Daniels-Midland Company	198,528
6,700	Avon Products, Inc.	194,702
700	British American Tobacco plc ADR	54,390
3,400	Brown-Forman Corporation[a]	236,708
5,100	Casey’s General Stores, Inc.	216,801
3,200	Clorox Company	202,496
5,200	Coca-Cola Enterprises, Inc.	130,156
1,400	Colgate-Palmolive Company	112,518
3,100	Corn Products International, Inc.	142,600
3,300	Costco Wholesale Corporation	238,293
1,000	Delhaize Group SA ADR	73,710
700	Fomento Economico Mexicano SAB de CV ADR	39,144
2,200	H.J. Heinz Company	108,812
2,600	Hershey Company	122,590
4,700	Hormel Foods Corporation	240,922
3,800	Mead Johnson Nutrition Company	236,550
1,700	PepsiCo, Inc.	111,061
3,800	Philip Morris International, Inc.	222,414
3,600	Sanderson Farms, Inc.	140,940
7,300	Tyson Foods, Inc.	125,706
1,800	Unilever NV ADR	56,520
2,200	Unilever plc ADR	67,936
6,300	Walgreen Company	245,448

	Total Consumer Staples	3,518,945

Energy (3.2%)
300	CNOOC, Ltd. ADR	71,511
1,300	Core Laboratories NV	115,765
2,400	Eni SPA ADR	104,976
1,500	PetroChina Company, Ltd. ADR	197,235
3,600	Petroleo Brasileiro SA PREF ADR	123,012
1,400	Repsol YPF SA ADR	39,116
2,400	Royal Dutch Shell plc ADR, Class A	160,272
3,100	Royal Dutch Shell plc ADR, Class B	206,677
8,250	RPC, Inc.	149,490
2,300	StatoilHydro ASA Sponsor ADR	54,671
1,000	Suncor Energy, Inc.	38,290
1,300	Total SA ADR	69,524

	Total Energy	1,330,539

Financials (23.0%)
3,600	ACE, Ltd.	224,100
4,800	Aegon NV ADR[b]	29,424
2,200	AFLAC, Inc.	124,146
400	Agree Realty Corporation	10,476
200	Alexandria Real Estate Equities, Inc.	14,652
6,600	Allstate Corporation[a]	210,408
900	AMB Property Corporation	28,539
800	American Campus Communities, Inc.	25,408
3,800	American Financial Group, Inc.	122,702
2,400	Ameriprise Financial, Inc.	138,120
8,000	Arthur J. Gallagher & Company	232,640
600	Ashford Hospitality Trust[b]	5,790
7,100	Aspen Insurance Holdings, Ltd.	203,202
3,200	Assurant, Inc.	123,264
800	AvalonBay Communities, Inc.	90,040
2,100	AXA SA ADR	34,965
6,400	Axis Capital Holdings, Ltd.	229,632
3,710	Banco Bradesco SA ADR	75,276
1,500	Bank of Montreal	86,355
1,100	Bank of Nova Scotia	62,920
1,200	Barclays plc ADR	19,824
1,000	BioMed Realty Trust, Inc.	18,650
9,800	BlackRock Kelso Capital Corporation	108,388
1,100	Boston Properties, Inc.	94,710
700	Brandywine Realty Trust	8,155
400	BRE Properties, Inc.	17,400
800	Brookfield Properties Corporation	14,024
500	Camden Property Trust	26,990
600	CBL & Associates Properties, Inc.	10,500
1,800	Chubb Corporation	107,352
2,835	Commerce Bancshares, Inc.	112,635
200	Corporate Office Properties Trust	6,990
500	Credit Suisse Group ADR	20,205
2,000	Cullen/Frost Bankers, Inc.	122,240
1,200	DCT Industrial Trust, Inc.	6,372
500	Developers Diversified Realty Corporation	7,045
1,100	DiamondRock Hospitality Company[b]	13,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of December 31, 2010

Shares	Common Stock (80.9%)	Value
Financials (23.0%) - continued
700	Digital Realty Trust, Inc.	$36,078
7,000	Discover Financial Services	129,710
400	Duke Realty Corporation	4,984
400	DuPont Fabros Technology, Inc.	8,508
100	EastGroup Properties, Inc.	4,232
800	Education Realty Trust, Inc.	6,216
100	Entertainment Properties Trust	4,625
750	Equity One, Inc.	13,635
1,700	Equity Residential	88,315
300	Essex Property Trust, Inc.	34,266
2,500	Everest Re Group, Ltd.	212,050
800	Federal Realty Investment Trust	62,344
9,600	Fifth Third Bancorp	140,928
400	First Industrial Realty Trust, Inc.[b]	3,504
400	Forest City Enterprises, Inc.[b]	6,676
1,100	Franklin Resources, Inc.	122,331
1,500	Franklin Street Properties Corporation	21,375
600	Getty Realty Corporation	18,768
500	Glimcher Realty Trust	4,200
800	Government Properties Income Trust	21,432
1,600	Health Care Property Investors, Inc.	58,864
200	Health Care REIT, Inc.	9,528
600	Highwoods Properties, Inc.	19,110
200	Hospitality Properties Trust	4,608
4,200	Host Hotels & Resorts, Inc.	75,054
1,200	HSBC Holdings plc ADR	61,248
8,800	ING Groep NV ADR[b]	86,152
18,100	iShares DJ Select Dividend Index Fund	902,466
9,300	iShares Dow Jones U.S. Real Estate Index Fund	520,428
3,600	Itau Unibanco Holding SA ADR	86,436
500	KB Financial Group, Inc. ADR	26,445
400	Kilroy Realty Corporation	14,588
2,400	Kimco Realty Corporation	43,296
1,000	Kite Realty Group Trust	5,410
600	LaSalle Hotel Properties	15,840
500	Lexington Realty Trust	3,975
1,000	Liberty Property Trust	31,920
5,600	Lloyds Banking Group plc ADR[b]	23,016
300	LTC Properties, Inc.	8,424
600	Macerich Company	28,422
600	Mack-Cali Realty Corporation	19,836
1,900	Manulife Financial Corporation	32,642
400	Medical Properties Trust, Inc.	4,332
3,000	MetLife, Inc.	133,320
8,000	Mitsubishi UFJ Financial Group, Inc. ADR	43,280
600	National Health Investors, Inc.	27,012
900	National Retail Properties, Inc.	23,850
700	Nationwide Health Properties, Inc.	25,466
400	Omega Healthcare Investors, Inc.	8,976
500	Post Properties, Inc.	18,150
200	Potlatch Corporation	6,510
3,200	ProLogis	46,208
2,200	Prudential Financial, Inc.	129,162
200	PS Business Parks, Inc.	11,144
1,000	Public Storage, Inc.	101,420
300	Ramco-Gershenson Properties Trust	3,735
300	Rayonier, Inc. REIT	15,756
400	Realty Income Corporation	13,680
800	Regency Centers Corporation	33,792
1,800	Royal Bank of Canada ADR	94,248
1,200	Senior Housing Property Trust	26,328
400	Shinhan Financial Group Company, Ltd. ADR	37,528
1,700	Simon Property Group, Inc.	169,133
600	SL Green Realty Corporation	40,506
100	Sovran Self Storage, Inc.	3,681
23,150	SPDR DJ Wilshire International Real Estate ETF	901,229
2,500	StanCorp Financial Group, Inc.	112,850
900	Toronto-Dominion Bank	66,879
4,700	Trustmark Corporation	116,748
1,200	UBS AG ADR[b]	19,764
400	UDR, Inc.	9,408
200	Universal Health Realty Income Trust	7,306
200	Urstadt Biddle Properties, Inc.	3,890
100	U-Store-It Trust	953
21,500	Vanguard FTSE All-World Ex-US Index Fund	1,026,195
1,000	Ventas, Inc.	52,480
1,000	Vornado Realty Trust	83,330
4,200	Waddell & Reed Financial, Inc.	148,218
100	Washington Real Estate Investment Trust	3,099
2,100	Westamerica Bancorporation	116,487
800	Westpac Banking Corporation ADR	91,568

	Total Financials	9,586,245

Health Care (6.6%)
2,400	Abbott Laboratories	114,984
3,200	Allergan, Inc.	219,744
6,800	AmerisourceBergen Corporation[a]	232,016
1,300	AstraZeneca plc ADR	60,047
2,600	C.R. Bard, Inc.[a]	238,602
6,500	Cardinal Health, Inc.	249,015
3,800	Chemed Corporation[a]	241,338
2,500	Cooper Companies, Inc.	140,850
5,800	Eli Lilly and Company	203,232
1,100	GlaxoSmithKline plc ADR	43,142
3,200	Hill-Rom Holdings, Inc.	125,984
1,700	Johnson & Johnson	105,145
3,500	McKesson Corporation	246,330
2,300	Novartis AG ADR	135,585
1,800	Perrigo Company	113,994
1,900	Sanofi-Aventis ADR	61,237
6,100	UnitedHealth Group, Inc.	220,271

	Total Health Care	2,751,516

Industrials (14.8%)
2,400	3M Company	207,120
3,000	A.O. Smith Corporation	114,240
2,350	ABB, Ltd. ADR[b]	52,757
5,100	Actuant Corporation[a]	135,762
3,300	Alexander & Baldwin, Inc.	132,099
3,600	AMETEK, Inc.	141,300
3,800	Applied Industrial Technologies, Inc.	123,424
3,000	CLARCOR, Inc.	128,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of December 31, 2010

Shares	Common Stock (80.9%)	Value
Industrials (14.8%) - continued
2,400	Cooper Industries plc	$139,896
3,000	Crane Company	123,210
1,300	Cummins, Inc.	143,013
5,300	Danaher Corporation	250,001
1,700	Deere & Company	141,185
2,500	Donaldson Company, Inc.	145,700
2,200	Dover Corporation	128,590
1,400	Eaton Corporation	142,114
2,200	Emerson Electric Company[a]	125,774
2,500	Expeditors International of Washington, Inc.	136,500
2,200	Fastenal Company	131,802
1,100	Flowserve Corporation	131,142
2,300	Fluor Corporation	152,398
2,200	Gardner Denver, Inc.	151,404
3,400	General Dynamics Corporation	241,264
1,600	Goodrich Corporation	140,912
2,600	Honeywell International, Inc.	138,216
2,300	Hubbell, Inc.	138,299
8,000	Interface, Inc.	125,200
1,700	Joy Global, Inc.	147,475
4,600	KBR, Inc.	140,162
1,700	Koninklijke Philips Electronics, N.V.	52,190
2,000	Lincoln Electric Holdings, Inc.	130,540
1,600	Nordson Corporation	147,008
1,700	Norfolk Southern Corporation	106,794
1,700	Parker Hannifin Corporation	146,710
900	Precision Castparts Corporation	125,289
2,300	Raytheon Company	106,582
2,000	Regal-Beloit Corporation	133,520
500	Siemens AG ADR	62,125
3,000	Timken Company	143,190
2,100	Toro Company	129,444
3,200	United Parcel Service, Inc.	232,256
3,000	United Technologies Corporation	236,160
1,000	W.W. Grainger, Inc.	138,110
5,700	Werner Enterprises, Inc.	128,820

	Total Industrials	6,168,367

Information Technology (7.0%)
4,700	Accenture plc	227,903
10,400	Activision Blizzard, Inc.	129,376
3,200	ADTRAN, Inc.	115,872
3,900	Altera Corporation	138,762
2,400	Amphenol Corporation	126,672
3,700	Analog Devices, Inc.	139,379
10,000	Applied Materials, Inc.	140,500
5,100	Broadridge Financial Solutions, Inc.	111,843
5,400	CA, Inc.[a]	131,976
1,000	Canon, Inc. ADR	51,340
4,400	Cognex Corporation	129,448
1,400	FactSet Research Systems, Inc.	131,264
6,500	iGATE Corporation	128,115
1,600	International Business Machines Corporation	234,816
500	MasterCard, Inc.	112,055
5,750	Nokia Oyj ADR	59,340
7,800	Oracle Corporation	244,140
900	Research in Motion, Ltd.[b]	52,317
4,000	Taiwan Semiconductor Manufacturing Company, Ltd. ADR	50,160
2,500	Telefonaktiebolaget LM Ericsson ADR	28,825
3,900	Tyco Electronics, Ltd.	138,060
11,000	United Microelectronics Corporation ADR	34,760
6,600	Western Union Company	122,562
4,500	Xilinx, Inc.	130,410

	Total Information Technology	2,909,895

Materials (6.6%)
2,500	Albemarle Corporation	139,450
3,000	AptarGroup, Inc.[a]	142,710
1,300	ArcelorMittal	49,569
6,500	Bemis Company, Inc.[a]	212,290
2,400	BHP Billiton plc ADR	193,200
1,500	BHP Billiton, Ltd. ADR[a]	139,380
3,500	Cabot Corporation	131,775
2,000	CRH plc ADR	41,600
2,000	Cytec Industries, Inc.	106,120
1,800	Domtar Corporation	136,656
2,600	E.I. du Pont de Nemours and Company	129,688
1,500	Eastman Chemical Company	126,120
1,700	FMC Corporation	135,813
1,100	Lubrizol Corporation	117,568
2,000	Minerals Technologies, Inc.	130,820
300	POSCO ADR	32,307
1,600	PPG Industries, Inc.	134,512
2,000	Rio Tinto plc ADR	143,320
1,100	Southern Copper Corporation	53,614
1,200	Teck Resources, Ltd.	74,196
4,000	Vale SA SP ADR	138,280
3,800	Westlake Chemical Corporation	165,186
4,600	Yamana Gold, Inc.	58,880

	Total Materials	2,733,054

Telecommunications Services (1.6%)
1,600	America Movil SA de CV ADR	91,744
2,600	China Telecom Corporation, Ltd. ADR	129,012
5,000	Nippon Telegraph & Telephone Corporation ADR	114,700
4,000	NTT DoCoMo, Inc. ADR	69,680
4,800	Telecom Corporation of New Zealand, Ltd. ADR	40,320
600	Telefonica SA ADR	41,052
6,200	Vodafone Group plc ADR	163,866

	Total Telecommunications Services	650,374

Utilities (0.6%)
4,500	DTE Energy Company	203,940
1,200	Empresa Nacional de Electricidad SA ADR	67,452

	Total Utilities	271,392

	Total Common Stock (cost $30,199,286)	33,701,406

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (5.3%)	Value
Consumer Cyclical (0.5%)
	CVS Caremark Corporation
$200,000	6.302%, 6/1/2037	$192,750

	Total Consumer Cyclical	192,750

Energy (1.0%)
	Enbridge Energy Partners, LP
175,000	8.050%, 10/1/2037	179,960
	Enterprise Products Operating, LLC
225,000	7.034%, 1/15/2068	233,437

	Total Energy	413,397

Financials (3.3%)
	ING Capital Funding Trust III
200,000	3.903%, 12/31/2049[c,d]	184,500
	J.P. Morgan Chase & Company
100,000	7.900%, 4/29/2049[d]	106,299
	MetLife, Inc.
200,000	7.875%, 12/15/2037[e]	211,500
	Reinsurance Group of America, Inc.
225,000	6.750%, 12/15/2065	208,323
	Wachovia Capital Trust III
150,000	5.800%, 3/15/2042[d]	130,125
	Wells Fargo Capital XIII
135,000	7.700%, 12/29/2049[d]	139,557
	XL Capital, Ltd.
250,000	6.500%, 12/31/2049[d]	215,000
	ZFS Finance USA Trust II
200,000	6.450%, 12/15/2065[e]	196,750

	Total Financials	1,392,054

Utilities (0.5%)
	Dominion Resources, Inc.
200,000	6.300%, 9/30/2066	195,000

	Total Utilities	195,000

	Total Long-Term Fixed Income (cost $2,090,749)	2,193,201

Shares	Preferred Stock (0.7%)
Financials (0.6%)
3,000	Bank of America Corporation[d]	77,520
2,700	Citigroup, Inc.[b]	72,657
2,500	J.P. Morgan Chase Capital XXIX	63,850
2,000	U.S. Bancorp[d]	53,980

	Total Financials	268,007

Utilities (0.1%)
1,720	Xcel Energy, Inc.	47,180

	Total Utilities	47,180

	Total Preferred Stock (cost $299,436)	315,187

Principal Amount	Short-Term Investments (8.2%)[f]
	Federal Home Loan Bank Discount Notes
3,000,000	0.060%, 1/19/2011[g]	2,999,910
	Federal Home Loan Mortgage Corporation Discount Notes
400,000	0.200%, 3/14/2011[g,h]	399,843

	Total Short-Term Investments (at amortized cost)	3,399,753

	Total Investments (cost $35,989,224) 95.1%	$39,609,547

	Other Assets and Liabilities, Net 4.9%	2,044,355

	Total Net Assets 100.0%	$41,653,902

a	All or a portion of the security was earmarked to cover written options.
b	Non-income producing security.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
d	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $408,250 or 1.0% of total net assets.
f	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
g	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
h	At December 31, 2010, $399,843 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,848,506
Gross unrealized depreciation	(253,811)

Net unrealized appreciation (depreciation)	$3,594,695

Cost for federal income tax purposes	$36,014,852

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of December 31, 2010

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Equity Income Plus Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	3,781,079	3,781,079	—	—
Consumer Staples	3,518,945	3,518,945	—	—
Energy	1,330,539	1,330,539	—	—
Financials	9,586,245	9,586,245	—	—
Health Care	2,751,516	2,751,516	—	—
Industrials	6,168,367	6,168,367	—	—
Information Technology	2,909,895	2,909,895	—	—
Materials	2,733,054	2,733,054	—	—
Telecommunications Services	650,374	650,374	—	—
Utilities	271,392	271,392	—	—
Long-Term Fixed Income
Consumer Cyclical	192,750	—	192,750	—
Energy	413,397	—	413,397	—
Financials	1,392,054	—	1,392,054	—
Utilities	195,000	—	195,000	—
Preferred Stock
Financials	268,007	268,007	—	—
Utilities	47,180	47,180	—	—
Short-Term Investments	3,399,753	—	3,399,753	—

Total	$39,609,547	$34,016,593	$5,592,954	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	76,495	76,495	—	—
Call Options Written	900	900	—	—

Total Asset Derivatives	$77,395	$77,395	$—	$—

Liability Derivatives
Call Options Written	37	37	—	—

Total Liability Derivatives	$37	$37	$—	$—

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	81	March 2011	$4,998,155	$5,074,650	$76,495
Total Futures Contracts					$76,495

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	15	$1,280.00	January 2011	($4,500)	$900
S&P 500 Mini-Futures Call Option	15	1,270.00	January 2011	(7,312)	(37)
Total Call Options Written				($11,812)	$863

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Equity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$76,495
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	900
Total Equity Contracts		77,395

Total Asset Derivatives		$77,395

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	37
Total Equity Contracts		37

Total Liability Derivatives		$37

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Equity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(66,966)
Futures	Net realized gains/(losses) on Futures contracts	460,745
Total Equity Contracts		393,779

Total		$393,779

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Equity Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(3,181)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	39,380
Total Equity Contracts		36,199

Total		$36,199

The following table presents Equity Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$3,363,020	10.5%	25

*	Notional amount represents long or short, or both, derivative positions held by the fund.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (51.8%)	Value
Asset-Backed Securities (3.8%)
	Carrington Mortgage Loan Trust
$1,700,000	0.411%, 8/25/2036[a]	$878,686
	GMAC Mortgage Corporation Loan Trust
57,032	6.180%, 5/25/2036[b]	56,278
	Goldman Sachs Alternative Mortgage Products Trust
1,052,144	0.341%, 8/25/2036[a]	973,491
	GSAMP Trust
1,362,297	0.441%, 2/25/2036[a]	1,182,070
	J.P. Morgan Mortgage Trust
939,666	4.581%, 2/25/2036	821,332
	Renaissance Home Equity Loan Trust
856,233	5.746%, 5/25/2036	658,912
1,000,000	6.011%, 5/25/2036	668,303
1,450,000	5.797%, 8/25/2036	858,528
	Residential Assets Mortgage Products, Inc.
687,556	5.920%, 8/25/2033	403,958
	Residential Assets Securities Corporation
568,879	4.710%, 3/25/2034[b]	311,098

	Total Asset-Backed Securities	6,812,656

Basic Materials (3.5%)
	Allegheny Technologies, Inc., Convertible
172,000	4.250%, 6/1/2014	259,505
	ArcelorMittal
600,000	6.125%, 6/1/2018	639,292
	CONSOL Energy, Inc.
805,000	8.000%, 4/1/2017[c]	857,325
	Dow Chemical Company
600,000	8.550%, 5/15/2019	751,949
	FMG Finance, Pty., Ltd.
805,000	7.000%, 11/1/2015[c]	825,125
	Georgia-Pacific, LLC
805,000	8.000%, 1/15/2024	919,712
	Lyondell Chemical Company
820,000	11.000%, 5/1/2018	928,650
	Newmont Mining Corporation, Convertible
188,000	3.000%, 2/15/2012	261,555
	Novelis, Inc.
805,000	8.375%, 12/15/2017[c]	833,175

	Total Basic Materials	6,276,288

Capital Goods (2.0%)
	Abengoa Finance SAU
895,000	8.875%, 11/1/2017[c,d]	827,875
	Alliant Techsystems, Inc. Convertible
204,000	3.000%, 8/15/2024	229,500
	Associated Materials, LLC
805,000	9.125%, 11/1/2017[c]	841,225
	Case New Holland, Inc.
805,000	7.875%, 12/1/2017[c]	879,463
	Owens-Brockway Glass Container, Inc., Convertible
225,000	3.000%, 6/1/2015[c]	226,406
	Textron, Inc.
450,000	7.250%, 10/1/2019[e]	515,678

	Total Capital Goods	3,520,147

Collateralized Mortgage Obligations (9.0%)
	Bear Stearns Adjustable Rate Mortgage Trust
1,970,946	2.560%, 10/25/2035[a]	1,761,293
	Citigroup Mortgage Loan Trust, Inc.
980,623	5.500%, 11/25/2035	837,646
	CitiMortgage Alternative Loan Trust
1,434,004	5.750%, 4/25/2037	1,126,025
	Countrywide Alternative Loan Trust
756,915	6.000%, 4/25/2036	621,088
535,482	6.000%, 1/25/2037	381,218
	Deutsche Alt-A Securities, Inc.
671,338	5.500%, 10/25/2021	592,005
2,011,160	1.098%, 4/25/2047[a]	1,196,657
	First Horizon Mortgage Pass- Through Trust
883,411	5.786%, 8/25/2037	699,901
	GSR Mortgage Loan Trust
989,158	0.451%, 8/25/2046[a]	829,360
	J.P. Morgan Alternative Loan Trust
167,629	0.331%, 11/25/2036[a]	163,809
	J.P. Morgan Chase Commercial Mortgage Securities
1,428,483	5.695%, 1/25/2037	1,065,482
	J.P. Morgan Mortgage Trust
436,297	6.500%, 1/25/2035	447,947
561,984	5.759%, 10/25/2036	510,046
	MASTR Alternative Loans Trust
1,276,168	6.500%, 5/25/2034	1,315,568
607,433	6.500%, 7/25/2034	621,238
	New York Mortgage Trust, Inc.
1,178,386	5.275%, 5/25/2036	462,975
	Structured Adjustable Rate Mortgage Loan Trust
787,549	5.576%, 9/25/2036	211,289
	WaMu Mortgage Pass Through Certificates
798,768	5.493%, 11/25/2036	723,025
483,727	5.730%, 8/25/2046	432,448
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,849,305	1.078%, 2/25/2047[a]	887,274
	Wells Fargo Mortgage Backed Securities Trust
1,859,394	5.805%, 9/25/2036	243,458
1,209,015	6.000%, 7/25/2037	1,083,616

	Total Collateralized Mortgage Obligations	16,213,368

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (51.8%)	Value
Commercial Mortgage-Backed Securities (1.6%)
	Commercial Mortgage Pass- Through Certificates
$1,500,000	0.440%, 6/15/2022[a,f]	$1,383,124
	Wachovia Bank Commercial Mortgage Trust
1,600,000	0.381%, 9/15/2021[a,f]	1,468,821

	Total Commercial Mortgage- Backed Securities	2,851,945

Communications Services (3.3%)
	CBS Corporation
450,000	8.875%, 5/15/2019	566,137
	Cincinnati Bell, Inc.
805,000	8.250%, 10/15/2017	796,950
	Clear Channel Worldwide Holdings, Inc.
805,000	9.250%, 12/15/2017	881,475
	Frontier Communications Corporation
805,000	8.250%, 4/15/2017	883,487
	Intelsat Jackson Holdings, Ltd.
805,000	8.500%, 11/1/2019[c]	875,438
	Telefonica Emisiones SAU
310,000	5.134%, 4/27/2020	298,450
	Virgin Media Finance plc
715,000	9.500%, 8/15/2016	807,950
	Wind Acquisition Finance SA
805,000	7.250%, 2/15/2018[c]	819,087

	Total Communications Services	5,928,974

Consumer Cyclical (5.3%)
	BorgWarner, Inc.
700,000	7.125%, 2/15/2029	769,803
	CVS Caremark Corporation
800,000	6.302%, 6/1/2037	771,000
	Goodyear Tire & Rubber Company
805,000	8.250%, 8/15/2020[e]	833,175
	Home Depot, Inc.
300,000	3.950%, 9/15/2020	292,430
	Lennar Corporation, Convertible
225,000	2.000%, 12/1/2020[c]	223,031
	Macy’s Retail Holdings, Inc.
735,000	8.375%, 7/15/2015	859,950
	MGM Resorts International
785,000	11.125%, 11/15/2017	902,750
	Rite Aid Corporation
805,000	7.500%, 3/1/2017	773,806
	Starwood Hotels & Resorts Worldwide, Inc.
805,000	6.750%, 5/15/2018	881,475
	Toys R Us Property Company I, LLC
745,000	10.750%, 7/15/2017	849,300
	Warner Music Group
805,000	7.375%, 4/15/2014[e]	772,800
	West Corporation
805,000	7.875%, 1/15/2019[c]	819,088
	Wyndham Worldwide Corporation
775,000	6.000%, 12/1/2016	810,987

	Total Consumer Cyclical	9,559,595

Consumer Non-Cyclical (2.5%)
	Archer-Daniels-Midland Company, Convertible
235,000	0.875%, 2/15/2014	239,994
	Beckman Coulter, Inc., Convertible
219,000	2.500%, 12/15/2036	249,934
	Charles River Laboratories International, Inc., Convertible
235,000	2.250%, 6/15/2013	235,000
	Fisher Scientific International, Inc. Convertible
188,000	3.250%, 3/1/2024	262,495
	Gilead Sciences, Inc., Convertible
187,000	0.625%, 5/1/2013	206,168
	HCA, Inc.
815,000	9.625%, 11/15/2016	873,069
	JBS USA, LLC/JBS USA Finance, Inc.
825,000	11.625%, 5/1/2014	965,250
	Life Technologies Corporation, Convertible
219,000	3.250%, 6/15/2025	260,884
	Molson Coors Brewing Company, Convertible
235,000	2.500%, 7/30/2013	272,012
	Mylan, Inc.
755,000	7.875%, 7/15/2020[c]	813,512
	Teva Pharmaceutical Finance Company, Convertible
188,000	1.750%, 2/1/2026	206,095

	Total Consumer Non-Cyclical	4,584,413

Energy (4.6%)
	BP Capital Markets plc
300,000	4.500%, 10/1/2020	299,277
	Denbury Resources, Inc.
805,000	9.750%, 3/1/2016	897,575
	Enbridge Energy Partners, LP
900,000	8.050%, 10/1/2037	925,506
	Enterprise Products Operating, LLC
1,000,000	7.034%, 1/15/2068	1,037,500
	Exterran Holdings, Inc., Convertible
204,000	4.250%, 6/15/2014	253,470
	Linn Energy, LLC
805,000	7.750%, 2/1/2021[c]	825,125
	Pioneer Natural Resources Company
930,000	7.500%, 1/15/2020	1,021,165
	Plains Exploration & Production Company
815,000	7.625%, 6/1/2018	857,787
	Sandridge Energy, Inc.
805,000	8.000%, 6/1/2018[c]	817,075

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (51.8%)	Value
Energy (4.6%) - continued
	Transocean, Inc.
$600,000	7.375%, 4/15/2018	$663,513
	Weatherford International, Ltd.
600,000	6.750%, 9/15/2040	630,167

	Total Energy	8,228,160

Financials (11.4%)
	Aegon NV
600,000	2.628%, 7/29/2049[a,g]	365,250
	Ally Financial, Inc.
805,000	8.300%, 2/12/2015[d]	885,500
	American Express Company
600,000	6.800%, 9/1/2066	594,000
	American International Group, Inc.
600,000	8.250%, 8/15/2018	691,240
465,000	6.400%, 12/15/2020	487,882
	Bank of America Corporation
600,000	5.875%, 1/5/2021[d]	620,765
360,000	8.000%, 12/29/2049[g]	362,808
	BB&T Capital Trust IV
300,000	6.820%, 6/12/2057	295,875
	CIT Group, Inc.
805,000	7.000%, 5/1/2017	807,012
	CNA Financial Corporation
600,000	7.350%, 11/15/2019	658,053
	Developers Diversified Realty Corporation
721,000	5.375%, 10/15/2012	741,797
	Discover Bank
600,000	8.700%, 11/18/2019	706,268
	General Electric Capital Corporation
600,000	4.375%, 9/16/2020	590,494
	Genworth Financial, Inc.
450,000	7.200%, 2/15/2021	460,629
	HCP, Inc.
450,000	6.700%, 1/30/2018	482,795
	HSBC Finance Corporation
465,000	6.676%, 1/15/2021[c]	469,781
	Huntington Bancshares, Inc.
300,000	7.000%, 12/15/2020	315,868
	Huntington National Bank
600,000	6.600%, 6/15/2018	610,745
	Icahn Enterprises, LP
805,000	8.000%, 1/15/2018	805,000
	ING Capital Funding Trust III
600,000	3.903%, 12/31/2049[a,g]	553,500
	J.P. Morgan Chase Capital XX
560,000	6.550%, 9/29/2036	563,342
	Lehman Brothers Holdings, Inc.
600,000	7.000%, 9/27/2027[h]	138,750
	Liberty Mutual Group, Inc.
300,000	10.750%, 6/15/2058[c]	363,000
	Liberty Property, LP
600,000	4.750%, 10/1/2020	593,731
	Lincoln National Corporation
870,000	6.050%, 4/20/2067	802,575
	Lloyds TSB Bank plc
150,000	6.500%, 9/14/2020[c]	138,005
	MetLife, Inc.
675,000	7.875%, 12/15/2037[c]	713,812
	Prudential Financial, Inc.
450,000	6.200%, 11/15/2040	476,033
	Regions Bank
600,000	7.500%, 5/15/2018	618,000
	Reinsurance Group of America, Inc.
900,000	6.750%, 12/15/2065	833,293
	Royal Bank of Scotland plc
450,000	5.625%, 8/24/2020[e]	447,390
	SLM Corporation
450,000	5.125%, 8/27/2012	459,338
600,000	8.000%, 3/25/2020	608,343
	Swiss RE Capital I, LP
580,000	6.854%, 5/29/2049[c,g]	554,058
	XL Capital, Ltd.
900,000	6.500%, 12/31/2049[g]	774,000
	ZFS Finance USA Trust II
850,000	6.450%, 12/15/2065[c]	836,187

	Total Financials	20,425,119

Foreign Government (0.5%)
	Brazil Government International Bond
300,000	4.875%, 1/22/2021	306,000
	Peru Government International Bond
600,000	5.625%, 11/18/2050	555,000

	Total Foreign Government	861,000

Technology (1.9%)
	EMC Corporation, Convertible
188,000	1.750%, 12/1/2013	283,175
	Freescale Semiconductor, Inc.
805,000	9.250%, 4/15/2018[c]	885,500
	Intel Corporation, Convertible
235,000	3.250%, 8/1/2039	281,706
	International Game Technology, Convertible
188,000	3.250%, 5/1/2014	216,905
	NXP BV/NXP Funding, LLC
805,000	9.750%, 8/1/2018[c]	905,625
	Seagate HDD Cayman
805,000	7.750%, 12/15/2018[c]	815,063

	Total Technology	3,387,974

Transportation (1.3%)
	Avis Budget Car Rental, LLC
810,000	8.250%, 1/15/2019[c]	818,100
	Delta Air Lines, Inc.
745,000	9.500%, 9/15/2014[c]	811,119
585,724	7.750%, 12/17/2019	648,689

	Total Transportation	2,277,908

Utilities (1.1%)
	CMS Energy Corporation, Convertible
188,000	5.500%, 6/15/2029	263,670
	NRG Energy, Inc.
805,000	7.375%, 2/1/2016	825,125
	Southern Union Company
300,000	7.200%, 11/1/2066	276,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2010

Principal Amount	Long-Term Fixed Income (51.8%)	Value
Utilities (1.1%) - continued
	TransCanada PipeLines, Ltd.
$600,000	6.350%, 5/15/2067	$592,462

	Total Utilities	1,957,632

	Total Long-Term Fixed Income (cost $90,996,291)	92,885,179

Shares	Common Stock (37.7%)
Consumer Discretionary (3.3%)
8,000	Autoliv, Inc.	631,520
12,100	Coach, Inc.	669,251
21,500	Comcast Corporation	472,355
29,100	Hillenbrand, Inc.	605,571
22,500	Home Depot, Inc.	788,850
18,300	Mattel, Inc.	465,369
23,900	Starbucks Corporation	767,907
13,166	Time Warner, Inc.	423,550
6,300	VF Corporation	542,934
17,300	Wolverine World Wide, Inc.	551,524

	Total Consumer Discretionary	5,918,831

Consumer Staples (3.7%)
21,500	Altria Group, Inc.	529,330
17,900	ConAgra Foods, Inc.	404,182
12,100	Costco Wholesale Corporation	873,741
10,200	Kimberly-Clark Corporation	643,008
18,000	Kraft Foods, Inc.	567,180
34,200	Philip Morris International, Inc.	2,001,726
9,440	Procter & Gamble Company	607,275
16,500	Sysco Corporation	485,100
9,500	Wal-Mart Stores, Inc.	512,335

	Total Consumer Staples	6,623,877

Energy (3.6%)
17,100	Chevron Corporation	1,560,375
15,800	ConocoPhillips	1,075,980
10,900	Eni SPA ADR[e]	476,766
14,700	Exxon Mobil Corporation	1,074,864
27,900	Kayne Anderson MLP Investment Company	878,013
19,700	Marathon Oil Corporation	729,491
9,300	National Oilwell Varco, Inc.	625,425

	Total Energy	6,420,914

Financials (11.0%)
10,800	ACE, Ltd.	672,300
600	Administradora de Fondos de Pensiones Provida SA ADR	47,826
12,300	AFLAC, Inc.	694,089
15,400	Allstate Corporation	490,952
31,000	American Capital Agency Corporation[e]	890,940
8,600	Ameriprise Financial, Inc.	494,930
60,800	Annaly Capital Management, Inc.[d]	1,089,536
128,500	Anworth Mortgage Asset Corporation	899,500
50,000	Ares Capital Corporation	824,000
20,200	Aspen Insurance Holdings, Ltd.	578,124
22,700	Axis Capital Holdings, Ltd.	814,476
34,400	Bank of America Corporation	458,896
39,800	Chimera Investment Corporation	163,578
46,250	Invesco Mortgage Capital, Inc.	1,010,100
18,600	iPath S&P 500 VIX Short-Term Futures ETN[e,i]	699,174
38,100	iShares Dow Jones U.S. Real Estate Index Fund[e]	2,132,076
32,400	Montpelier Re Holdings, Inc.	646,056
53,320	NFJ Dividend Interest & Premium Strategy Fund	933,633
37,000	Solar Capital, Ltd.	916,860
9,000	SPDR S&P Dividend ETF	467,820
8,700	Travelers Companies, Inc.	484,677
83,000	Two Harbors Investment Corporation[e]	812,570
38,100	Vanguard REIT ETF[e]	2,109,597
20,700	Waddell & Reed Financial, Inc.	730,503
20,700	Wells Fargo & Company	641,493

	Total Financials	19,703,706

Health Care (2.1%)
14,000	Abbott Laboratories	670,740
13,300	Johnson & Johnson	822,605
22,263	Merck & Company, Inc.	802,359
55,328	Pfizer, Inc.	968,793
8,000	Stryker Corporation	429,600

	Total Health Care	3,694,097

Industrials (7.6%)
9,500	3M Company	819,850
47,000	Alerian MLP ETF[e]	755,290
24,400	Applied Industrial Technologies, Inc.	792,512
8,600	Caterpillar, Inc.	805,476
13,800	Cooper Industries plc	804,402
8,800	Dover Corporation	514,360
5,900	Eaton Corporation	598,909
10,900	Expeditors International of Washington, Inc.	595,140
21,300	Honeywell International, Inc.	1,132,308
10,300	Hubbell, Inc.	619,339
12,400	Illinois Tool Works, Inc.	662,160
9,600	ITT Corporation	500,256
39,600	Koninklijke Philips Electronics, N.V.	1,215,720
7,900	Lincoln Electric Holdings, Inc.	515,633
7,300	Northrop Grumman Corporation	472,894
22,400	R.R. Donnelley & Sons Company	391,328
8,000	Rockwell Automation, Inc.	573,680
12,200	United Parcel Service, Inc.	885,476
12,900	United Technologies Corporation	1,015,488

	Total Industrials	13,670,221

Information Technology (3.3%)
17,000	Analog Devices, Inc.	640,390
41,700	Intel Corporation	876,951
6,000	International Business Machines Corporation	880,560
2,600	MasterCard, Inc.	582,686
34,300	Microsoft Corporation	957,656
18,100	Oracle Corporation	566,530
23,000	Tyco Electronics, Ltd.	814,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2010

Shares	Common Stock (37.7%)	Value
Information Technology (3.3%) - continued
18,200	Xilinx, Inc.	$527,436

	Total Information Technology	5,846,409

Materials (1.5%)
7,500	BHP Billiton, Ltd. ADR	696,900
17,500	E.I. du Pont de Nemours and Company	872,900
5,900	Lubrizol Corporation	630,592
22,300	RPM International, Inc.	492,830

	Total Materials	2,693,222

Telecommunications Services (1.3%)
44,800	AT&T, Inc.	1,316,224
28,500	Verizon Communications, Inc.	1,019,730

	Total Telecommunications Services	2,335,954

Utilities (0.3%)
11,000	ONEOK, Inc.	610,170

	Total Utilities	610,170

	Total Common Stock (cost $61,970,054)	67,517,401

	Mutual Funds (1.3%)
Fixed Income Mutual Funds (1.3%)
464,191	Thrivent High Yield Fund	2,246,684

	Total Fixed Income Mutual Funds	2,246,684

	Total Mutual Funds (cost $1,750,000)	2,246,684

	Preferred Stock (0.8%)
Energy (0.2%)
6,000	Apache Corporation, Convertible, 6.000%	397,560

	Total Energy	397,560

Financials (0.6%)
101	Ally Financial, Inc., 7.000%[c,g]	95,454
5,640	AMG Capital Trust I, Convertible, 5.100%	281,648
9,600	Citigroup, Inc., 7.875%[i]	258,336
3,200	Citigroup, Inc., Convertible, 7.500%	437,408

	Total Financials	1,072,846

	Total Preferred Stock (cost $1,140,058)	1,470,406

	Collateral Held for Securities Loaned (5.3%)
9,448,870	Thrivent Financial Securities Lending Trust	9,448,870

	Total Collateral Held for Securities Loaned (cost $9,448,870)	9,448,870

Principal Amount	Short-Term Investments (7.8%)[j]
	Barton Capital Corporation
6,850,000	0.150%, 1/3/2011[k]	6,849,943
	Ciesco, LLC
5,825,000	0.120%, 1/3/2011	5,824,961
	Federal Home Loan Mortgage Corporation Discount Notes
1,300,000	0.187%, 3/14/2011[k,l,m]	1,299,520

	Total Short-Term Investments (at amortized cost)	13,974,424

	Total Investments (cost $179,279,697) 104.7%	$187,542,964

	Other Assets and Liabilities, Net (4.7%)	(8,336,214)

	Total Net Assets 100.0%	$179,206,750

a	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2010.
b	All or a portion of the security is insured or guaranteed.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2010, the value of these investments was $17,888,654 or 10.0% of total net assets.
d	All or a portion of the security was earmarked to cover written options.
e	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Fund owned as of December 31, 2010.

Security	Acquisition Date	Amortized Cost
Commercial Mortgage Pass- Through Certificates	5/2/2007	$1,456,344
Wachovia Bank Commercial Mortgage Trust	4/25/2007	1,573,811

g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	In bankruptcy. Interest is not being accrued.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
k	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
l	At December 31, 2010, $999,631 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	At December 31, 2010, $299,889 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2010

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.
ETN	-	Exchange Traded Note.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,832,648
Gross unrealized depreciation	(4,100,914)

Net unrealized appreciation (depreciation)	$7,731,734

Cost for federal income tax purposes	$179,811,230

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2010, in valuing Diversified Income Plus Fund’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	6,812,656	—	6,812,656	—
Basic Materials	6,276,288	—	6,276,288	—
Capital Goods	3,520,147	—	3,520,147	—
Collateralized Mortgage Obligations	16,213,368	—	16,213,368	—
Commercial Mortgage-Backed Securities	2,851,945	—	2,851,945	—
Communications Services	5,928,974	—	5,928,974	—
Consumer Cyclical	9,559,595	—	9,559,595	—
Consumer Non-Cyclical	4,584,413	—	4,584,413	—
Energy	8,228,160	—	8,228,160	—
Financials	20,425,119	—	20,425,119	—
Foreign Government	861,000	—	861,000	—
Technology	3,387,974	—	3,387,974	—
Transportation	2,277,908	—	1,629,219	648,689
Utilities	1,957,632	—	1,957,632	—
Common Stock
Consumer Discretionary	5,918,831	5,918,831	—	—
Consumer Staples	6,623,877	6,623,877	—	—
Energy	6,420,914	6,420,914	—	—
Financials	19,703,706	19,703,706	—	—
Health Care	3,694,097	3,694,097	—	—
Industrials	13,670,221	13,670,221	—	—
Information Technology	5,846,409	5,846,409	—	—
Materials	2,693,222	2,693,222	—	—
Telecommunications Services	2,335,954	2,335,954	—	—
Utilities	610,170	610,170	—	—
Mutual Funds
Fixed Income Mutual Funds	2,246,684	2,246,684	—	—
Preferred Stock
Energy	397,560	397,560	—	—
Financials	1,072,846	695,744	377,102	—
Collateral Held for Securities Loaned	9,448,870	9,448,870	—	—
Short-Term Investments	13,974,424	—	13,974,424	—

Total	$187,542,964	$80,306,259	$106,588,016	$648,689

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	166,919	166,919	—	—
Call Options Written	1,500	1,500	—	—

Total Asset Derivatives	$168,419	$168,419	$—	$—

Liability Derivatives
Futures Contracts	68,105	68,105	—	—
Call Options Written	62	62	—	—
Credit Default Swaps	510,033	—	510,033	—

Total Liability Derivatives	$578,200	$68,167	$510,033	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2010

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Diversified Income Plus Fund as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Value December 31, 2010
Long-Term Fixed Income
Asset-Backed Securities	2,226,535	—	73,465	—	(2,300,000)	—	—	—
Transportation	180,900	565	28,950	633,000	(194,726)	—	—	648,689
Utilities	14,132	1,924	(557)	—	(15,499)	—	—	—

Total	$2,421,567	$2,489	$101,858	$633,000	($2,510,225)	$—	$—	$648,689

*	Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on December 31, 2010 of $32,751.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
5-Yr. U.S. Treasury Bond Futures	39	March 2011	$4,659,096	$4,591,032	($68,064)
10-Yr. U.S. Treasury Bond Futures	(10)	March 2011	(1,236,532)	(1,204,375)	32,157
S&P 500 Index Futures	(10)	March 2011	(3,132,460)	(3,132,501)	(41)
S&P 500 Index Mini-Futures	122	March 2011	7,508,538	7,643,300	134,762
Total Futures Contracts					$98,814

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Mini-Futures Call Option	25	$1,280.00	January 2011	($7,500)	$1,500
S&P 500 Mini-Futures Call Option	25	1,270.00	January 2011	(12,188)	(62)
Total Call Options Written				($19,688)	$1,438

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 14, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	6/20/2015	$7,500,000	($172,252)	($337,781)	($510,033)
Total Credit Default Swaps					($337,781)	($510,033)

1	As the buyer of protection, Diversified Income Plus Fund pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Diversified Income Plus Fund collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Diversified Income Plus Fund could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2010

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2010, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	134,762
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	1,500
Total Equity Contracts		136,262
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	32,157
Total Interest Rate Contracts		32,157

Total Asset Derivatives		$168,419

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	68,064
Total Interest Rate Contracts		68,064
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	41
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	62
Total Equity Contracts		103
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	510,033
Total Credit Contracts		510,033

Total Liability Derivatives		$578,200

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2010, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(86,748)
Futures	Net realized gains/(losses) on Futures contracts	507,622
Total Equity Contracts		420,874
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	34,888
Total Interest Rate Contracts		34,888
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(110,190)
Total Credit Contracts		(110,190)

Total		$345,572

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2010

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2010, for Diversified Income Plus Fund’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(25,707)
Total Interest Rate Contracts		(25,707)
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(6,361)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	174,825
Total Equity Contracts		168,464
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(148,971)
Total Credit Contracts		(148,971)

Total		($6,214)

The following table presents Diversified Income Plus Fund’s average volume of derivative activity during the period ended December 31, 2010.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$6,702,697	4.3%	N/A	N/A	38
Interest Rate Contracts	7,150,173	4.6	N/A	N/A	N/A
Credit Contracts	N/A	N/A	$3,223,902	2.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Fund, is as follows:

Fund	Value December 31, 2009	Gross Purchases	Gross Sales	Shares Held at December 31, 2010	Value December 31, 2010	Income Earned January 1, 2010 - December 31, 2010
High Yield	$2,125,995	$—	$—	464,191	$2,246,684	$177,674
Thrivent Financial Securities Lending Trust	3,207,922	81,363,497	75,122,549	9,448,870	9,448,870	24,549
Total Value and Income Earned	5,333,917				11,695,554	202,223

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Assets and Liabilities

As of December 31, 2010	Real Estate Securities Fund	Equity Income Plus Fund	Diversified Income Plus Fund
Assets
Investments at cost	$108,171,201	$35,989,224	$179,279,697
Investments in securities at market value	109,455,875	39,609,547	175,847,410
Investments in affiliates at market value	6,496,750	—	11,695,554
Investments at Market Value	115,952,625	39,609,547	187,542,964
Cash	438,594	1,929,576	126,428
Dividends and interest receivable	406,074	75,839	1,474,432
Prepaid expenses	1,033	910	1,122
Receivable for investments sold	19,285	—	—
Receivable for fund shares sold	52,615	191,869	88,360
Receivable for variation margin	—	—	15,937
Total Assets	116,870,226	41,807,741	189,249,243
Liabilities
Distributions payable	30	30	—
Accrued expenses	19,760	12,685	58,161
Payable for investments purchased	4,352	122,657	—
Payable upon return of collateral for securities loaned	6,496,750	—	9,448,870
Payable for fund shares redeemed	47,054	—	27,993
Open options written, at value	—	11,812	19,688
Swap agreements, at value	—	—	337,781
Payable for variation margin	—	5,788	13,681
Payable to affiliate	76,230	867	136,319
Total Liabilities	6,644,176	153,839	10,042,493
Net Assets
Capital stock (beneficial interest)	117,671,213	42,732,588	193,857,067
Accumulated undistributed net investment income/(loss)	(11,499)	(6,347)	833,458
Accumulated undistributed net realized gain/(loss)	(15,214,904)	(4,770,020)	(23,337,261)
Net unrealized appreciation/(depreciation) on:
Investments	7,781,424	3,620,323	7,766,583
Affiliated investments	—	—	496,684
Written option contracts	—	863	1,438
Futures contracts	—	76,495	98,814
Swap agreements	—	—	(510,033)
Foreign currency transactions	(184)	—	—
Total Net Assets	$110,226,050	$41,653,902	$179,206,750
Class A Share Capital	$14,797,848	$11,711,183	$171,484,747
Shares of beneficial interest outstanding (Class A)	1,532,360	1,290,296	26,841,235
Net asset value per share	$9.66	$9.08	$6.39
Maximum public offering price	$10.22	$9.61	$6.69
Institutional Class Share Capital	$95,428,202	$29,942,719	$7,722,003
Shares of beneficial interest outstanding (Institutional Class)	9,877,706	3,296,320	1,213,503
Net asset value per share	$9.66	$9.08	$6.36

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations

For the year ended December 31, 2010	Real Estate Securities Fund	Equity Income Plus Fund	Diversified Income Plus Fund
Investment Income
Dividends	$2,399,868	$806,495	$1,859,254
Taxable interest	41,407	142,864	8,429,406
Income from securities loaned	10,969	—	24,549
Income from affiliated investments	—	—	177,674
Foreign dividend tax withholding	(3,451)	(11,723)	(9,847)
Total Investment Income	2,448,793	937,636	10,481,036
Expenses
Adviser fees	800,667	208,542	856,601
Administrative service fees	90,017	76,417	101,149
Audit and legal fees	20,196	18,494	21,144
Custody fees	8,603	16,736	22,980
Distribution expenses Class A	31,689	14,436	371,773
Insurance expenses	4,115	3,686	4,538
Printing and postage expenses Class A	21,552	5,378	64,973
Printing and postage expenses Institutional Class	1,035	1,192	1,384
SEC and state registration expenses	31,263	41,101	44,724
Transfer agent fees Class A	53,498	12,528	198,126
Transfer agent fees Institutional Class	356	355	3,934
Trustees’ fees	8,560	4,768	13,393
Other expenses	9,509	11,309	17,612
Total Expenses Before Reimbursement	1,081,060	414,942	1,722,331
Less:
Reimbursement from adviser	(65,746)	(136,406)	(8,374)
Custody earnings credit	(978)	(1,659)	(892)
Total Net Expenses	1,014,336	276,877	1,713,065
Net Investment Income/(Loss)	1,434,457	660,759	8,767,971
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	1,784,506	1,011,980	4,441,311
Written option contracts	—	(66,966)	(86,748)
Futures contracts	—	460,745	542,510
Swap agreements	—	—	(110,190)
Change in net unrealized appreciation/(depreciation) on:
Investments	20,740,927	3,005,576	8,676,406
Affiliated investments	—	—	120,689
Written option contracts	—	(3,181)	(6,361)
Futures contracts	—	39,380	149,118
Foreign currency transactions	(65)	—	—
Swap agreements	—	—	(148,971)
Net Realized and Unrealized Gains/(Losses)	22,525,368	4,447,534	13,577,764
Net Increase/(Decrease) in Net Assets Resulting From Operations	$23,959,825	$5,108,293	$22,345,735

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Real Estate Securities Fund		Equity Income Plus Fund
For the periods ended	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Operations
Net investment income/(loss)	$1,434,457	$2,137,438	$660,759	$530,992
Net realized gains/(losses)	1,784,506	(8,809,432)	1,405,759	(1,368,978)
Change in net unrealized appreciation/(depreciation)	20,740,862	27,194,171	3,041,775	4,626,365
Net Change in Net Assets Resulting From Operations	23,959,825	20,522,177	5,108,293	3,788,379
Distributions to Shareholders
From net investment income	(2,368,425)	(2,063,121)	(688,455)	(530,920)
From return of capital	(434,468)	(903,104)	—	—
Total Distributions to Shareholders	(2,802,893)	(2,966,225)	(688,455)	(530,920)
Capital Stock Transactions
Class A
Sold	4,006,567	1,950,543	8,026,821	1,419,398
Distributions reinvested	326,253	346,979	115,501	56,810
Redeemed	(3,037,884)	(1,885,351)	(1,398,631)	(778,482)

Total Class A Capital Stock Transactions	1,294,936	412,171	6,743,691	697,726

Institutional Class
Sold	3,231,206	11,603,470	2,071,416	1,570,415
Distributions reinvested	2,467,194	2,604,905	565,596	470,000
Redeemed	(9,006,306)	(5,990,065)	(924,971)	(475,561)

Total Institutional Class Capital Stock Transactions	(3,307,906)	8,218,310	1,712,041	1,564,854

Capital Stock Transactions	(2,012,970)	8,630,481	8,455,732	2,262,580
Net Increase/(Decrease) in Net Assets	19,143,962	26,186,433	12,875,570	5,520,039
Net Assets, Beginning of Period	91,082,088	64,895,655	28,778,332	23,258,293
Net Assets, End of Period	$110,226,050	$91,082,088	$41,653,902	$28,778,332
Accumulated Undistributed Net Investment Income/(Loss)	$(11,499)	$(6,922)	$(6,347)	$3,498
Capital Stock Share Transactions
Class A shares
Sold	453,249	325,798	933,400	203,710
Distributions reinvested	36,852	60,442	13,613	8,130
Redeemed	(348,515)	(317,928)	(169,658)	(117,958)

Total Class A shares	141,586	68,312	777,355	93,882

Institutional Class shares
Sold	398,009	1,856,427	250,647	212,976
Distributions reinvested	278,852	445,721	67,918	67,457
Redeemed	(1,090,271)	(919,555)	(114,328)	(73,763)

Total Institutional Class shares	(413,410)	1,382,593	204,237	206,670

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets – continued

	Diversified Income Plus Fund
For the periods ended	12/31/2010	12/31/2009
Operations
Net investment income/(loss)	$8,767,971	$7,765,575
Net realized gains/(losses)	4,786,883	(6,432,309)
Change in net unrealized appreciation/(depreciation)	8,790,881	32,469,988
Net Change in Net Assets Resulting From Operations	22,345,735	33,803,254
Distributions to Shareholders
From net investment income	(7,961,165)	(6,586,560)
Total Distributions to Shareholders	(7,961,165)	(6,586,560)
Capital Stock Transactions
Class A
Sold	38,733,954	16,992,144
Distributions reinvested	6,044,605	4,944,708
Redeemed	(22,225,705)	(22,185,046)

Total Class A Capital Stock Transactions	22,552,854	(248,194)

Class B
Sold	—	228
Distributions reinvested	—	1,954
Redeemed	—	(564,785)

Total Class B Capital Stock Transactions	—	(562,603)

Institutional Class
Sold	3,111,206	3,431,470
Distributions reinvested	380,344	312,396
Redeemed	(3,076,715)	(2,376,470)

Total Institutional Class Capital Stock Transactions	414,835	1,367,396

Capital Stock Transactions	22,967,689	556,599
Net Increase/(Decrease) in Net Assets	37,352,259	27,773,293
Net Assets, Beginning of Period	141,854,491	114,081,198
Net Assets, End of Period	$179,206,750	$141,854,491
Accumulated Undistributed Net Investment Income/(Loss)	$833,458	$12,192
Capital Stock Share Transactions
Class A shares
Sold	6,342,613	3,236,011
Distributions reinvested	993,979	971,418
Redeemed	(3,667,972)	(4,425,502)

Total Class A shares	3,668,620	(218,073)

Class B shares
Sold	—	49
Distributions reinvested	—	420
Redeemed	—	(120,445)

Total Class B shares	—	(119,976)

Institutional Class shares
Sold	511,739	677,877
Distributions reinvested	62,838	61,445
Redeemed	(508,849)	(468,245)

Total Institutional Class shares	65,728	271,077

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Notes to Financial Statements

As of December 31, 2010

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is divided into twenty-six separate series (each, a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, thirteen equity funds, two hybrid funds, six fixed-income funds, and one money market fund.

This shareholder report includes Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund, three of the Trust’s twenty-six Funds. The other Funds of the Trust have a fiscal year-end of October 31 and are presented under a separate shareholder report.

(A) Share Classes – As of December 31, 2010, the Trust includes two classes of shares: Class A and Institutional Class. Class B shares had previously been offered, but effective October 16, 2004, the Trust no longer offered Class B shares for sale. On February 11, 2009, the Trust converted all outstanding Class B shares to Class A Shares. The classes of shares differ principally in their respective distribution expenses, other class-specific expenses and arrangements. Class A shares generally have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds, although some of the fixed-income funds have reduced 12b-1 fees and either a reduced or no front-end sales load. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Although no longer in existence, Class B shares were offered at net asset value and had a 1.00% annual 12b-1 fee. In addition, Class B shares had a maximum deferred sales charge of 5.00%. The deferred sales charge declined by 1.00% per year through the fifth year.

Diversified Income Plus Fund had all three classes of shares but now has only Class A and Institutional Class shares. Real Estate Securities Fund and Equity Income Plus Fund have only offered Class A and Institutional Class shares.

All outstanding Class B shares were converted to Class A shares on February 11, 2009. At that time, Diversified Income Plus Fund converted the following Class B shares and amounts into Class A shares:

Fund	Amount	Shares converted from Class B	Shares Converted to Class A
Diversified Income Plus	$470,996	100,640	100,426

(B) Other – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed-income securities, international equity securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions

Thrivent Mutual Funds

Notes to Financial Statements

As of December 31, 2010

and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board of Trustees. As of December 31, 2010, none of the funds covered in this shareholder report held these types of securities.

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect fair value as of the close of the U.S. markets. The Board of Trustees has authorized the Funds’ investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into foreign currency forward contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Funds are exposed to counterparty risk equal to the discounted net amount of payments to the Funds. During the year ended December 31, 2010, none of the Funds covered in this shareholder report engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations. The Funds pay tax on foreign capital gains, where applicable. These amounts are shown as part of net realized gains/(losses) on investments in the Statement of Operations.

U.S. Generally Accepted Accounting Principles (“GAAP”) require management of the Funds to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on

Thrivent Mutual Funds

Notes to Financial Statements

As of December 31, 2010

previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Funds analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal, Minnesota, Wisconsin, and Massachusetts, as well as certain foreign countries. As of December 31, 2010, open U.S. Federal, Minnesota, Wisconsin, and Massachusetts tax years include the tax years ended December 31, 2007, through 2010. Additionally, as of December 31, 2010, the tax year ended December 31, 2006, is open for Minnesota and Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of December 31, 2010, management of the Funds has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from Real Estate Securities Fund and Equity Income Plus Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(I) Options – All Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Fund has purchased an option, exercises that option, and the counterparty doesn’t buy from the Fund or sell to the Fund the underlying asset as required. In the case where the Fund has written an option, the Fund doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Fund’s collateral posting requirements. As the option increases in value to the Fund, the Fund receives collateral

Thrivent Mutual Funds

Notes to Financial Statements

As of December 31, 2010

from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year ended December 31, 2010, Equity Income Plus Fund and Diversified Income Plus Fund engaged in these types of investments.

(J) Futures Contracts – Certain Funds may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the year ended December 31, 2010, Equity Income Plus Fund and Diversified Income Plus Fund engaged in this type of investment.

(K) Swap Agreements – Certain Funds may enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Fund is exposed to counterparty risk, which is the discounted net amount of payments owed to the Fund. This risk is partially mitigated by the Fund’s collateral posting requirements. As the swap increases in value to the Fund, the Fund receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection buyer or the protection seller.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. Refer to the credit default swap tables located within the Fund’s Schedule of Investments for additional information as of December 31, 2010. During the year ended December

Thrivent Mutual Funds

Notes to Financial Statements

As of December 31, 2010

31, 2010, Diversified Income Plus Fund engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Funds maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. These transactions are accounted for as financing and as such the recognition of the gains/losses are deferred until the closing of the roll and are included in Net realized gains/(losses) in the Statement of Operations. During the year ended December 31, 2010, none of the Funds covered in this shareholder report engaged in this type of transaction.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

During the year ended December 31, 2010, Real Estate Securities Fund and Diversified Income Plus Fund had securities on loan. As of December 31, 2010, the value of securities on loan is as follows:

Fund	Securities on Loan
Real Estate Securities	$6,337,149
Diversified Income Plus	9,179,011

(N) When-Issued and Delayed Delivery Transactions – Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended December 31, 2010, none of the Funds covered in this shareholder report engaged in this type of transaction.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of

Thrivent Mutual Funds

Notes to Financial Statements

As of December 31, 2010

the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the adviser or subadviser to be creditworthy. During the year ended December 31, 2010, none of the Funds covered in this shareholder report engaged in this type of investment.

(Q) Equity-Linked Structured Securities – Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended December 31, 2010, none of the Funds covered in this shareholder report engaged in this type of investment.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counterparty defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivable on defaulted securities is monitored for ability to collect discretionary payments in default and is adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies – Thrivent Diversified Income Plus Fund is a defendant in an adversary action filed on July 7, 2004 by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. (G-I) against prior and current holders of secured debt of Building Materials Corporation of America (BMCA), a wholly owned subsidiary of G-I. The suit seeks to recover the value of assets G-I transferred to BMCA that later served as collateral for BMCA’s debt. The Fund at one time held secured notes in the amount of $1,650,000 and, if the plaintiffs are successful, it is possible that the Fund will be required to pay damages in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss can not be reasonably estimated.

(U) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(V) Recent Accounting Pronouncements

FASB ASC 820-10-65: Fair Value Measurements and Disclosures

On January 21, 2010, the Financial Accounting Standards Board issued changes to Fair Value Measurements and Disclosures which clarifies existing disclosures and requires additional disclosures regarding fair value measurements. The Funds will now need to disclose information about purchases, sales, transfers into and transfers out of Level 3 securities on a gross basis, rather than as a net number as previously required. The Funds implemented this provision for the December 31, 2010 shareholder report.

(W) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

Thrivent Mutual Funds

Notes to Financial Statements

As of December 31, 2010

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	$50 to $100M	$100 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Equity Income Plus	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Diversified Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%

(B) Expense Reimbursements – As of December 31, 2010, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Institutional Class	Expiration Date
Real Estate Securities	1.30%	N/A	2/28/2011
Equity Income Plus	1.15%	0.80%	2/28/2011

The Funds covered in this shareholder report may invest cash in High Yield Fund and Money Market Fund, subject to certain limitations. During the year ended December 31, 2010, Diversified Income Plus Fund invested in High Yield Fund. During the year ended December 31, 2010, none of the Funds covered in this shareholder report invested in Money Market Fund. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the advisory fee which is charged to the Fund for its investment in High Yield Fund or Money Market Fund.

(C) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Class A shares generally have a Rule 12b-1 fee of up to 0.25% of average net assets.

(D) Sales Charges and Other Fees – For the year ended December 31, 2010, Thrivent Investment Mgt. received $480,643 of aggregate underwriting concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting and administrative services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. For the year ended December 31, 2010, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $267,583 from the Funds covered in this shareholder report.

The Trust has entered into an agreement with Thrivent Financial Investor Services, Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended December 31, 2010, Thrivent Investor Services received $270,942 for transfer agent services from the Funds covered in this shareholder report. A portion of this amount is remitted to third-party administrators that provide shareholder services on behalf of Thrivent Mutual Funds.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of that series. Their fees as well as the change in value are included in the Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Trustees not participating in the above plan received $8,719 in fees from the Funds covered in this shareholder report for the year ended December 31, 2010. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(E) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in those Funds’ expense ratios. The Funds indirectly bear their proportionate share of the annualized

Thrivent Mutual Funds

Notes to Financial Statements

As of December 31, 2010

weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Real Estate Securities	$ 929,391	$ 12,155	($ 941,546)
Equity Income Plus	17,851	870	(18,721)
Diversified Income Plus	14,460	(14,304)	(156)

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Diversified Income Plus	$872,978	$—

At December 31, 2010, the following funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Real Estate Securities	$3,771,782	2016
	7,987,053	2017

	$11,758,835

Equity Income Plus	3,176,513	2016
	1,490,521	2017

	$4,667,034

Diversified Income Plus	16,295,129	2016
	6,421,989	2017

	$22,717,118

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital losses generated during the next fiscal year will be subject to the provisions of the Regulated Investment Company Modernization Act of 2010. If the losses are not reduced by gains during the next fiscal year, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Capital loss carryovers generated in future years must be fully utilized before those capital loss carryovers listed with noted expiration dates in the table above.

During the calendar year 2010, capital loss carryovers utilized by the Funds were as follows: Real Estate Securities Fund, $929,610; Equity Income Plus Fund, $1,212,857; and Diversified Income Plus Fund, $4,755,723.

Thrivent Mutual Funds

Notes to Financial Statements

As of December 31, 2010

The tax character of distributions paid during the years ended December 31, 2010 and 2009 was as follows:

	Ordinary Income		Return of Capital
Fund	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Real Estate Securities	$2,368,425	$2,063,121	$434,468	$903,104
Equity Income Plus	688,455	530,920	—	—
Diversified Income Plus	7,961,165	6,586,560	—	—

(5) DISTRIBUTIONS BY CLASS

Net investment income and return of capital distributions by class for the Funds were as follows:

	Net Investment Income
	For the period ended December 31, 2010			For the period ended December 31, 2009
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Real Estate Securities	$270,506	N/A	$2,097,919	$239,156	N/A	$1,823,965
Equity Income Plus	122,271	N/A	566,184	60,920	N/A	470,000
Diversified Income Plus	7,576,233	N/A	384,932	6,264,304	$2,163	320,093

	Return of Capital
	For the period ended December 31, 2010			For the period ended December 31, 2009
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Real Estate Securities	$56,118	N/A	$378,350	$111,510	N/A	$791,594

Thrivent Mutual Funds

Notes to Financial Statements

As of December 31, 2010

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Real Estate Securities	$17,632	$17,845
Equity Income Plus	109,813	101,740
Diversified Income Plus	179,070	159,331

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2010, the following Fund held restricted securities:

Fund	Number of Securities	Percent of Fund’s Net Assets
Diversified Income Plus	2	1.59%

The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – The Funds may invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the year ended December 31, 2010, were as follows:

	Number of Contracts	Premium Amount
Equity Income Plus
Balance at December 31, 2009	55	$22,669
Opened	1,040	417,791
Closed	(1,020)	(417,766)
Expired	(45)	(10,019)
Exercised	—	—

Balance at December 31, 2010	30	$12,675

Diversified Income Plus
Balance at December 31, 2009	100	$40,674
Opened	1,595	635,979
Closed	(1,585)	(642,168)
Expired	(60)	(13,359)
Exercised	—	—

Balance at December 31, 2010	50	$21,126

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2010, the Funds covered in this shareholder report engaged in purchases and sales of $1,622,978 and $13,130,749, respectively.

(8) RELATED PARTY TRANSACTIONS

As of December 31, 2010, no related parties held shares in excess of 5% of the Funds covered in this shareholder report.

(9) SUBSEQUENT EVENTS

Management of the Funds has evaluated the impact of subsequent events and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
REAL ESTATE SECURITIES FUND
Class A Shares
Year Ended 12/31/2010	$7.79	$0.11	$1.98	$2.09	$(0.18)	$—	$(0.04)
Year Ended 12/31/2009	6.36	0.19	1.50	1.69	(0.18)	—	(0.08)
Year Ended 12/31/2008	10.56	0.23	(4.05)	(3.82)	(0.22)	—	(0.16)
Year Ended 12/31/2007	13.34	0.12	(2.34)	(2.22)	(0.20)	(0.35)	(0.01)
Year Ended 12/31/2006	10.42	0.23	3.30	3.53	(0.26)	(0.31)	(0.04)
Institutional Class Shares
Year Ended 12/31/2010	7.80	0.13	1.98	2.11	(0.21)	—	(0.04)
Year Ended 12/31/2009	6.34	0.20	1.53	1.73	(0.19)	—	(0.08)
Year Ended 12/31/2008	10.56	0.25	(4.06)	(3.81)	(0.25)	—	(0.16)
Year Ended 12/31/2007	13.35	0.25	(2.43)	(2.18)	(0.25)	(0.35)	(0.01)
Year Ended 12/31/2006	10.42	0.31	3.29	3.60	(0.32)	(0.31)	(0.04)

EQUITY INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2010	7.98	0.13	1.12	1.25	(0.15)	—	—
Year Ended 12/31/2009	7.03	0.13	0.95	1.08	(0.13)	—	—
Year Ended 12/31/2008 (c)	10.00	0.18	(2.97)	(2.79)	(0.17)	—	(0.01)
Institutional Class Shares
Year Ended 12/31/2010	7.98	0.17	1.11	1.28	(0.18)	—	—
Year Ended 12/31/2009	7.04	0.16	0.94	1.10	(0.16)	—	—
Year Ended 12/31/2008 (c)	10.00	0.18	(2.94)	(2.76)	(0.19)	—	(0.01)

DIVERSIFIED INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2010	5.83	0.33	0.54	0.87	(0.31)	—	—
Year Ended 12/31/2009	4.68	0.32	1.11	1.43	(0.28)	—	—
Year Ended 12/31/2008	6.48	0.30	(1.78)	(1.48)	(0.32)	—	—
Year Ended 12/31/2007	6.88	0.32	(0.39)	(0.07)	(0.33)	—	—
Year Ended 12/31/2006 (d)	6.70	0.05	0.18	0.23	(0.05)	—	—
Year Ended 10/31/2006	6.41	0.43	0.29	0.72	(0.43)	—	—
Institutional Class Shares
Year Ended 12/31/2010	5.81	0.36	0.52	0.88	(0.33)	—	—
Year Ended 12/31/2009	4.67	0.35	1.09	1.44	(0.30)	—	—
Year Ended 12/31/2008	6.47	0.31	(1.76)	(1.45)	(0.35)	—	—
Year Ended 12/31/2007	6.88	0.35	(0.40)	(0.05)	(0.36)	—	—
Year Ended 12/31/2006 (d)	6.70	0.05	0.19	0.24	(0.06)	—	—
Year Ended 10/31/2006	6.41	0.45	0.30	0.75	(0.46)	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, February 29, 2008.
(d)	For the period from November 1, 2006 to December 31, 2006.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.22)	$9.66	27.15%	$14.8	1.29%	1.17%	1.81%	0.66%	18%
(0.26)	7.79	28.55%	10.8	1.25%	3.09%	2.23%	2.11%	20%
(0.38)	6.36	(37.16)%	8.4	1.25%	2.50%	1.73%	2.02%	49%
(0.56)	10.56	(16.84)%	14.6	1.10%	1.24%	1.53%	0.81%	77%
(0.61)	13.34	34.27%	24.3	0.48%	2.01%	1.60%	0.89%	70%
(0.25)	9.66	27.38%	95.4	0.97%	1.47%	0.97%	1.47%	18%
(0.27)	7.80	28.97%	80.2	1.03%	3.24%	1.04%	3.23%	20%
(0.41)	6.34	(37.00)%	56.5	0.91%	2.73%	0.93%	2.72%	49%
(0.61)	10.56	(16.59)%	75.2	0.82%	1.92%	0.95%	1.78%	77%
(0.67)	13.35	34.96%	47.3	0.00%	2.51%	1.06%	1.45%	70%

(0.15)	9.08	15.83%	11.7	1.16%	1.90%	1.76%	1.29%	360%
(0.13)	7.98	15.74%	4.1	1.15%	1.92%	1.93%	1.14%	414%
(0.18)	7.03	(28.15)%	2.9	1.15%	2.35%	1.68%	1.82%	114%
(0.18)	9.08	16.23%	29.9	0.81%	2.09%	1.19%	1.70%	360%
(0.16)	7.98	15.97%	24.7	0.80%	2.28%	1.35%	1.73%	414%
(0.20)	7.04	(27.90)%	20.3	0.80%	2.56%	1.08%	2.28%	114%

(0.31)	6.39	15.24%	171.5	1.12%	5.62%	1.12%	5.61%	112%
(0.28)	5.83	31.50%	135.2	1.18%	6.32%	1.20%	6.30%	94%
(0.32)	4.68	(23.69)%	109.4	1.06%	5.02%	1.11%	4.97%	114%
(0.33)	6.48	(1.12)%	175.4	0.90%	4.82%	1.08%	4.64%	171%
(0.05)	6.88	3.50%	138.8	1.08%	4.80%	1.25%	4.63%	16%
(0.43)	6.70	11.77%	123.4	0.98%	6.66%	1.15%	6.49%	170%
(0.33)	6.36	15.57%	7.7	0.76%	5.92%	0.77%	5.92%	112%
(0.30)	5.81	31.97%	6.7	0.76%	6.71%	0.79%	6.69%	94%
(0.35)	4.67	(23.32)%	4.1	0.63%	5.42%	0.68%	5.37%	114%
(0.36)	6.47	(0.78)%	9.6	0.51%	5.22%	0.69%	5.04%	171%
(0.06)	6.88	3.59%	7.0	0.66%	5.15%	0.83%	4.98%	16%
(0.46)	6.70	12.29%	5.8	0.54%	6.84%	0.72%	6.66%	170%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis of less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Shareholder Notification of Federal Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2011.

The Funds designate the percentage of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and the percentage as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Real Estate Securities	3%	3%
Equity Income Plus	63%	75%
Diversified Income Plus	11%	12%

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at Thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s most recent Form N-Q Schedule of Investments also is at Thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Mutual Funds (the “Trust”) require that these agreements be approved annually by a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act (the “Independent Trustees”).

At its meeting on November 17, 2010, the Board of Trustees of the Trust voted unanimously to renew the existing Investment Advisory Agreement between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series (each, a “Fund”) of the Trust. The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent and quality of the services provided by the Advisory Organizations;

2.	The performance of the Funds;

3.	The cost of services provided and profit realized by the Adviser;

4.	The extent to which economies of scale may be realized as the Funds grow; and

5.	Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Trust) met on July 22, August 24, October 20 and November 16, 2010 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses and performance of each of the Funds in comparison to a peer group of comparable investment companies; detailed information prepared by

Additional Information

(unaudited)

management with respect to the cost of services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds, the personnel providing the services, changes in staff, systems improvements, and plans for further hiring. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with management.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. The Independent Trustees relied on their own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contract Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and not the result of any single controlling factor. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Directors of Equity and Fixed Income Investments, as supplemented by the Adviser’s Chief Investment Officer, who was also present at the meetings. At each quarterly meeting, the Directors of Equity and Fixed Income Investments presented information about each of the Funds. The Board also met on occasion with certain additional portfolio managers. These reports, presentations and meetings gave the Board an opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Funds. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of the Subadvisers to the Trust. The Independent Trustees also received quarterly reports from the Trust’s Chief Compliance Officer.

The Board considered, in light of the impact of the economic downturn in recent years on the investment advisory industry generally, the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment and retention of research analysts and other personnel, and investment in technology systems and applications to improve investment research, trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Funds

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Directors of Equities and Fixed Income Investments reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Funds. The Board considered investment performance for each Fund, to the extent applicable, over the one-, three- and five-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record.

Additional Information

(unaudited)

For the three-year period ended June 30, 2010, the Board noted that 56% of the internally-managed Funds and 50% of the subadvised Funds performed at or above the median of their respective Lipper peer groups. The Board concluded that the performance of each individual Fund was either satisfactory compared to its peer group of funds or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Trust Expenses

The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of its peer group of funds. The Board considered both the contractual and effective advisory fees for each of the Funds. The Board noted that 76.7% of the Funds, representing 56.5% of total Trust assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Funds, noting that 80.0% of the Funds, representing 66.9% of total Trust assets, had effective advisory fees at or below the medians of their peer groups. The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Funds and considered the effect of the waivers in lowering the Funds’ expenses.

On the basis of its review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

The Board also reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group of funds. The Board noted that 80.8% of the Funds, representing 76.3% of total Trust assets, had net operating expenses at or below the median of their peer groups.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Funds was not a material factor in determining whether to renew the agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other funds, reputational benefits in the investment advisory community and the

Additional Information

(unaudited)

engagement of affiliates as service providers to the Funds. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to the Adviser and its affiliates derived from its relationship with the Trust, including, among other things, research received by the Adviser generated from commission dollars spent on the Funds’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees each of the 26 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 41 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial; and

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 26 series of the Trust, the 41 portfolios of Thrivent Series Fund, Inc. and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 53	President since 2008; Trustee since 2009	68	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	None

Independent Trustees (3)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 71	Trustee since 2004	68	President, Carthage College	Currently, Director of Optique Funds, Inc., an investment company consisting of one portfolio; Kenosha Hospital and Medical Center, Prairie School Board and United Health Systems Board. Previously, Director of the National Association of Independent Colleges and Universities.

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 72	Trustee from 2004 until December 2010	68	Retired	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 67	Trustee since 2004	68	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	Previously, Director of the International Agricultural Marketing Association

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 67	Trustee since 2004	68	Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest from 2004 to 2007	Previously, Director of Washington Hospital Center

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN Age 54	Trustee since 2009	68	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 71	Chairperson since 2009; Trustee since 2004	68	Retired	Previously, Director of Norstan, Inc.

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 64	Trustee since 2006	68	Retired; previously Chief Executive Officer of CoBank from 1994 to 2006	Currently, Director of Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and Within Past 5 Years
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 60	Trustee since 2007	68	Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007 of Harbor Funds	None

Board of Trustees and Officers

Executive Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 53	President since 2008; previously, Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 39	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel, since 2006 and Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 to December 2010, Thrivent Financial; Partner, Kirkland & Ellis LLP from 2004 to 2006

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 43	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting Thrivent Financial since 2006, Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006

Ted S. Dryden 625 Fourth Avenue South Minneapolis, MN Age 45	Chief Compliance Officer since December 2010	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009; Chief Compliance Officer, Mason Street Advisors from 2001 to 2005.

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 46	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 49	Vice President since 2006	Vice President, Products, Thrivent Financial since 2005

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 40	Vice President and Anti- Money Laundering Officer since 2006	Director, Product Compliance and Systems Support, Thrivent Financial since 2010; Director, Business Control Services, Thrivent Financial from 2006 to 2010; Manager of Field and Securities Compliance, Thrivent Financial from 2002 to 2006

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 49	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 55	Assistant Secretary since 2006	Vice President and Managing Counsel, Thrivent Financial since 2005

Rebecca A. Paulzine 625 Fourth Avenue South Minneapolis, MN Age 31	Assistant Secretary since 2010	Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 40	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the SEC from 2000 to 2007

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 41	Assistant Treasurer since 2004	Director, Fund Accounting Operations, Thrivent Financial since 2003

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 33	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007

(1)	“Interested person” of the Trust as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Trustees other than Mr. Swansen are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

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Thrivent Investment Management®

625 Fourth Ave. S., Minneapolis, MN 55415-1665
Thrivent.com • 800-THRIVENT (800-847-4836)

24042AR R2-11

Securities offered through Thrivent Investment Management Inc., 625 Fourth Ave. S., Minneapolis, MN 55415-1665, 800-THRIVENT (800-847-4836), a wholly owned subsidiary of Thrivent Financial for Lutherans. Member FINRA. Member SIPC.

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a) through (d)

Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund, and Thrivent Diversified Income Plus Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 26 series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2010 and December 31, 2009 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the

Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/10	12/31/09

Audit Fees	$24,617	$24,714

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$15,466	$20,024

All Other Fees(3)	$0	$0

Total	$40,083	$44,738

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2010 and October 31, 2009 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/10	12/31/09

Audit Fees	$428,966	$318,302

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$105,388	$147,675

All Other Fees(3)	$0	$0

Total	$534,354	$465,977

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2010 was for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards.

Fiscal Year Ended	10/31/10	12/31/10	10/31/09	12/31/09
Registrant(1)	$0	$0	$0	$0
Adviser	$1,500	$1,500	$1,500	$1,500

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a) Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b) Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 24, 2011	THRIVENT MUTUAL FUNDS

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 24, 2011	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: February 24, 2011	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer